EXHIBIT 10.1




















                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of December 30, 1996

                                 by and between

                         BAGCRAFT CORPORATION OF AMERICA
                                   as Borrower

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION
                             as Agent and as Lender

                                TABLE OF CONTENTS

1.       AMOUNT AND TERMS OF CREDIT...........................................1
         1.1      Revolving Credit Advances...................................1
                  -------------------------
         1.2      Term Loan...................................................2
                  ---------
         1.3      Capital Expenditure Loan....................................3
                  ------------------------
         1.4      Letters of Credit...........................................4
                  -----------------
         1.5      Prepayment..................................................4
                  ----------
         1.6      Single Loan.................................................6
                  -----------
         1.7      Use of Proceeds.............................................6
                  ---------------
         1.8      Interest....................................................6
                  --------
         1.9      Eligible Accounts...........................................9
                  -----------------
         1.10     Eligible Inventory..........................................9
                  ------------------
         1.11     Fees........................................................9
                  ----
         1.12     Cash Management Systems....................................10
                  -----------------------
         1.13     Receipt of Payments........................................10
                  -------------------
         1.14     Application and Allocation of Payments.....................10
                  --------------------------------------
         1.15     Loan Account and Accounting................................10
                  ---------------------------
         1.16     Indemnity..................................................11
                  ---------
         1.17     Access.....................................................12
                  ------
         1.18     Taxes......................................................13
                  -----
         1.19     Capital Adequacy and Other Adjustments.....................13
                  --------------------------------------
         1.20     Amendment and Restatement..................................15
                  -------------------------

2.       CONDITIONS PRECEDENT................................................15
         2.1      Conditions to the Initial Revolving Credit Advance,
                  Initial Letter of Credit Obligations, the Term Loan
                  and the Capital Expenditure Advance........................15
                  -----------------------------------
         2.2      Further Conditions to Each Revolving Credit Advance,
                  Each Letter of Credit Obligation, Each Term Loan and
                  each Capital Expenditure Advance...........................17
                  --------------------------------
         2.3      Further Conditions to Each Capital Expenditure Advance.....18
                  ------------------------------------------------------

3.       REPRESENTATIONS AND WARRANTIES......................................19
         3.1      Corporate Existence; Compliance with Law...................19
                  ----------------------------------------
         3.2      Executive Offices..........................................19
                  -----------------
         3.3      Corporate Power Authorization, Enforceable Obligations.....20
                  ------------------------------------------------------
         3.4      Financial Statements and Projections.......................20
                  ------------------------------------
         3.5      Collateral Reports.........................................20
                  ------------------
         3.6      Material Adverse Effect....................................20
                  -----------------------
         3.7      Ownership of Property; Liens...............................20
                  ----------------------------
         3.8      Restrictions; No Default...................................21
                  ------------------------
         3.9      Labor Matters..............................................21
                  -------------
         3.10     Ventures, Subsidiaries and Affiliates;
                  Outstanding Stock and Indebtedness.........................22
                  ----------------------------------
         3.11     Government Regulation......................................22
                  ---------------------

         3.12     Margin Regulations.........................................22
                  ------------------
         3.13     Taxes......................................................23
                  -----
         3.14     ERISA......................................................23
                  -----
         3.15     No Litigation..............................................24
                  -------------
         3.16     Brokers....................................................25
                  -------
         3.17     Employment Matters.........................................25
                  ------------------
         3.18     Patents, Trademarks, Copyrights and Licenses...............25
                  --------------------------------------------
         3.19     Full Disclosure............................................25
                  ---------------
         3.20     Hazardous Materials........................................26
                  -------------------
         3.21     Insurance Policies.........................................26
                  ------------------
         3.22     Deposit and Disbursement Accounts..........................26
                  ---------------------------------
         3.23     Government Contracts.......................................26
                  --------------------
         3.24     Customer and Trade Relations...............................26
                  ----------------------------
         3.25     Agreements and Other Documents.............................26
                  ------------------------------
         3.26     Kansas Indebtedness........................................27
                  -------------------

4.       FINANCIAL STATEMENTS AND INFORMATION................................27
         4.1      Reports and Notices........................................27
                  -------------------
         4.2      Communication with Accountants.............................27
                  ------------------------------

5.       AFFIRMATIVE COVENANTS...............................................27
         5.1      Maintenance of Existence and Conduct of Business...........27
                  ------------------------------------------------
         5.2      Payment of Obligations.....................................28
                  ----------------------
         5.3      Books and Records..........................................28
                  -----------------
         5.4      Litigation.................................................28
                  ----------
         5.5      Insurance..................................................28
                  ---------
         5.6      Compliance with Laws.......................................30
                  --------------------
         5.7      Agreements.................................................30
                  ----------
         5.8      Supplemental Disclosure....................................30
                  -----------------------
         5.9      Employee Plans.............................................30
                  --------------
         5.10     Environmental Matters......................................30
                  ---------------------
         5.11     Landlords' Agreements, Bailee Letters
                  and Mortgagee Agreements...................................31
                  ------------------------
         5.12     Leased Locations of Collateral.............................31
                  ------------------------------
         5.13     Subsidiaries...............................................31
                  ------------
         5.14     Maintenance of Equipment and Fixtures......................31
                  -------------------------------------
         5.15     Purchase Offers............................................32
                  ---------------
         5.16     Board of Directors.........................................32
                  ------------------

6.       NEGATIVE COVENANTS..................................................32
         6.1      Mergers, Etc...............................................32
                  ------------
         6.2      Investments; Loans and Advances............................32
                  -------------------------------
         6.3      Indebtedness...............................................32
                  ------------
         6.4      Employee Loans and Transactions............................32
                  -------------------------------
         6.5      Capital Structure and Business.............................33
                  ------------------------------
         6.6      Guaranteed Indebtedness....................................33
                  -----------------------

         6.7      Liens......................................................33
                  -----
         6.8      Sale of Assets.............................................34
                  --------------
         6.9      Events of Default..........................................34
                  -----------------
         6.10     ERISA......................................................34
                  -----
         6.11     Financial Covenants........................................34
                  -------------------
         6.12     Hazardous Materials........................................34
                  -------------------
         6.13     Sale-Leasebacks............................................35
                  ---------------
         6.14     Cancellation of Indebtedness...............................35
                  ----------------------------
         6.15     Restricted Payments........................................35
                  -------------------
         6.16     Leases.....................................................35
                  ------
         6.17     Composition................................................35
                  -----------
         6.18     Fiscal Year................................................36
                  -----------
         6.19     Change of Corporate Name...................................36
                  ------------------------
         6.20     Sale of Stock..............................................36
                  -------------
         6.21     Cash Management............................................36
                  ---------------
         6.22     No Impairment of Upstreaming...............................36
                  ----------------------------
         6.23     No Amendment...............................................36
                  ------------
         6.24     No Change in Management....................................36
                  -----------------------
         6.25     Management Agreements......................................36
                  ---------------------
         6.26     Overriding Agreements......................................36
                  ---------------------

7.       TERM................................................................37
         7.1      Termination................................................37
         7.2      Survival of Obligations Upon Termination
                  of Financing Arrangements..................................37
                  -------------------------
8.       EVENTS OF DEFAULT: RIGHTS AND REMEDIES..............................37
         8.1      Events of Default..........................................37
                  -----------------
         8.2      Remedies...................................................40
                  --------
         8.3      Waivers by Borrower........................................40
                  -------------------

9.       ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT.................41
         9.1      Assignments and Participations.............................41
                  ------------------------------
         9.2      Appointment of Agent.......................................42
                  --------------------
         9.3      Set-Off and Sharing of Payments............................43
                  -------------------------------
         9.4      Disbursement of Funds......................................44
                  ---------------------
         9.5      Disbursements of Advances, Payments and Information........44
                  ---------------------------------------------------

10.      MISCELLANEOUS.......................................................47
         10.1     Successors and Assigns.....................................47
                  ----------------------
         10.2     Complete Agreement; Modification of Agreement..............47
                  ---------------------------------------------
         10.3     Amendments and Waivers.....................................47
                  ----------------------
         10.4     Fees and Expenses..........................................48
                  -----------------
         10.5     No Waiver..................................................50
                  ---------
         10.6     Remedies...................................................50
                  --------
         10.7     Severability...............................................50
                  ------------

         10.8     Conflict of Terms..........................................50
                  -----------------
         10.9     Authorized Signature.......................................50
                  --------------------
         10.10    GOVERNING LAW..............................................50
                  -------------
         10.11    Notices....................................................51
                  -------
         10.12    Section Titles.............................................52
                  --------------
         10.13    Counterparts...............................................52
                  ------------
         10.14    MUTUAL WAIVER OF JURY TRIAL................................52
                  ---------------------------
         10.15    Confidentiality............................................53
                  ---------------

                    INDEX OF EXHIBITS, SCHEDULES AND ANNEXES
                    ----------------------------------------

Exhibit A         -   Form of Notice of Revolving Credit Advance
Exhibit B         -   Form of Borrowing Base Certificate
Exhibit C         -   Form of Revolving Credit Note
Exhibit D         -   Form of Term Loan Note
Exhibit E         -   Form of Notice of Capital Expenditure Advance
Exhibit F         -   Form of Capital Expenditure Advance Compliance Certificate
Exhibit G         -   Form of Capital Expenditure Loan Note
Exhibit H         -   Form of Notice of Conversion/Continuation

Schedule  3.2     -   Executive Offices
Schedule  3.7     -   Real Estate and Leases
Schedule  3.9     -   Labor Matters
Schedule  3.10    -   Ventures, Subsidiaries and Affiliates;
                      Outstanding Stock and Indebtedness
Schedule  3.13    -   Tax Matters
Schedule  3.14    -   ERISA Plans
Schedule  3.15    -   Litigation
Schedule  3.17    -   Employment Matters
Schedule  3.18    -   Intellectual Property
Schedule  3.20    -   Hazardous Materials
Schedule  3.21    -   Insurance Policies
Schedule  3.22    -   Deposit and Disbursement Accounts
Schedule  3.23    -   Government Contracts
Schedule  5.1     -   Trade Names
Schedule  6.3     -   Indebtedness
Schedule  6.4     -   Affiliate and Employee Loans, Transactions and Employment
                      Agreements
Schedule  10.8    -   Authorized Signatures

Annex A           -   Definitions
Annex B           -   Letters of Credit
Annex C           -   Cash Management Systems
Annex D           -   Schedule of Documents
Annex E           -   Responsible Individual
Annex F           -   Eligible Accounts
Annex G           -   Eligible Inventory
Annex H           -   Insurance Standards
Annex I           -   Financial Statements and Projections -- Reporting
Annex J           -   Collateral Reports
Annex K           -   Financial Covenants
Annex L           -   Notice Addresses

                      AMENDED AND RESTATED CREDIT AGREEMENT

                  This AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 30, 1996, is by and between BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders.

                                    RECITALS

A. The parties hereto are parties to a Credit Agreement dated as of December 17, 1993 (as amended, supplemented or otherwise modified, the "Prior Credit Agreement") pursuant to which Lenders provided to Borrower aggregate commitments of up to Thirty-Eight Million Dollars ($38,000,000), subject to the terms and conditions set forth therein.

B. The parties hereto desire to amend and restate the Prior Credit Agreement and the "Obligations" (as defined therein) to reflect continued aggregate commitments of up to Thirty-Eight Million Dollars ($38,000,000) provided by Lenders to Borrower, subject to the terms and conditions set forth herein.

C. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to them in Annex A. All Schedules, Exhibits, Annexes and other attachments hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.       AMOUNT AND TERMS OF CREDIT

                  1.1 Revolving Credit Advances. (a) Upon and subject to the terms and conditions hereof, each Lender agrees to make available, from time to time, until the Commitment Termination Date, for Borrower's use and upon the request of Borrower therefor, advances (each, a "Revolving Credit Advance") against Eligible Accounts and Eligible Inventory in an aggregate amount outstanding which, pursuant to Section 1.1(b), shall not at any given time exceed the lesser at such time of (i) the Maximum Revolving Credit Loan (Eighteen Million Dollars ($18,000,000) (as such amount may be adjusted from time to time in accordance with the terms of this Agreement) minus the sum of outstanding Letter of Credit Obligations, and (ii) an amount equal to the Borrowing Base minus the sum of outstanding Letter of Credit Obligations ("Borrowing Availability"), in any case less such reserves as Agent may deem appropriate from time to time in its sole and absolute discretion. Until all amounts outstanding in respect of the Revolving Credit Loan shall become due and payable on the Commitment Termination Date, Borrower may from time to time borrow, repay and reborrow under this Section 1.1(a). Each Revolving Credit Advance shall be made on notice by Borrower to the individual responsible for Borrower as identified on Annex E at the address specified thereon, given no later than (1) 11:30 a.m. (Chicago time) on the Business Day of the

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proposed  Revolving  Credit  Advance,  in the case of an Index Rate Loan and (2)
11:30 a.m. (Chicago time) on the date which is three Business Days prior to the proposed Revolving Credit Advance, in the case of a LIBOR Loan. Each such notice (a "Notice of Revolving Credit Advance") shall be substantially in the form of Exhibit A, specifying therein the requested date, the amount of such Revolving Credit Advance, and such other information as may be required by Agent and shall be given in writing (by telecopy, telex or cable) or by telephone confirmed immediately in writing. If Borrower desires to have the Revolving Credit Advance bear interest by reference to a LIBOR Rate, it must comply with Section 1.8(f). Agent shall be entitled to rely upon, and shall be fully protected under this Agreement in relying upon, any Notice of Revolving Credit Advance believed by Agent to be genuine and to assume that each Person executing and delivering the same was duly authorized unless the responsible individual, or a designee thereof, acting thereon for Agent shall have, at the time of reliance thereon, actual knowledge to the contrary.

                  (b) Borrower shall execute and deliver to each Lender an amended and restated note to evidence the Revolving Credit Loan, such note to be in the principal amount of the Restated Revolving Loan Commitment of such Lender, dated the Closing Date and substantially in the form of Exhibit C (each, as executed and as it may be amended, restated, supplemented or otherwise modified from time to time, a "Revolving Credit Note" and, collectively, the "Revolving Credit Notes"). The Revolving Credit Notes shall represent the obligation of Borrower to pay the amount of the Maximum Revolving Credit Loan or, if less, the aggregate unpaid principal amount of all Revolving Credit Advances made by Lenders to Borrower and all other Obligations with interest thereon as prescribed in Section 1.8. The date and amount of each Revolving Credit Advance and each payment of principal with respect thereto shall be recorded on the books and records of Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded. The entire unpaid balance of the Revolving Credit Loan shall be immediately due and payable on the Commitment Termination Date.

                  1.2 Term Loan. (a) Upon and subject to the terms and conditions hereof, each Lender agrees to provide its Pro Rata Share of a term loan to Borrower on the Closing Date, in the amount of Eight Million Dollars ($8,000,000), which shall be consolidated with the principal balance of "Term Loan A" (as defined in the Prior Credit Agreement) outstanding under the Prior Credit Agreement in the amount of Twelve Million Dollars ($12,000,000) and amended and restated as set forth below as a Term Loan Commitment in the aggregate amount of Twenty Million Dollars ($20,000,000) (the "Term Loan"). Amounts repaid under the Term Loan may not thereafter be reborrowed.

                   (b) Borrower shall pay the principal amount of the Term Loan in consecutive installments on the respective dates (each, a "Payment Date"), and in the corresponding amounts, set forth below:

                              Payment                           Installment
                                Date                              Amount
                                ----                              ------

                           March 31, 1997                      $  500,000
                           June 15, 1997                       $  500,000

                           September 15, 1997                  $  500,000
                           December 15, 1997                   $  500,000
                           March 15, 1998                      $  500,000
                           June 15, 1998                       $  500,000
                           September 15, 1998                  $  500,000
                           December 15, 1998                   $  500,000
                           March 15, 1999                      $  500,000
                           June 15, 1999                       $  500,000
                           September 15, 1999                  $  500,000
                           December 15, 1999                   $  500,000
                           March 15, 2000                      $  750,000
                           June 15, 2000                       $  750,000
                           September 15, 2000                  $  750,000
                           December 15, 2000                   $  750,000
                           March 15, 2001                      $  750,000
                           June 15, 2001                       $  750,000
                           September 15, 2001                  $  750,000
                           December 15, 2001                   $  750,000
                           March 15, 2002                      $2,000,000
                           June 15, 2002                       $2,000,000
                           September 15, 2002                  $2,000,000
                           September 30, 2002                  $2,000,000

Notwithstanding anything to the contrary contained herein or in the Term Loan Notes, the then entire unpaid balance of the Term Loan shall be immediately due and payable upon the first to occur of the (i) Commitment Termination Date and
(ii) acceleration of the Revolving Credit Loan.

                  (c) Borrower shall execute and deliver to each Lender an amended and restated note to evidence the Term Loan, such note to be in a principal amount equal to the amount of the Term Loan provided by such Lender, dated the Closing Date and substantially in the form of Exhibit D (each, as executed and as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, a "Term Loan Note" and, collectively, the "Term Loan Notes"). The Term Loan Notes shall represent the obligation of Borrower to pay the amount of the Term Loan and all other obligations with interest thereon as prescribed in Section 1.8. The date and amount of each payment of principal and interest on the Term Loan shall be recorded on the books and records of Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded.

                  1.3 Capital Expenditure Loan. (a) Subject to the terms and conditions hereof, each Lender agrees to make available from time to time, until the Commitment Termination Date, in connection with the financing of Capital Expenditures constituting the acquisition cost of Equipment, its Pro Rata Share of advances (each, a "Capital Expenditure Advance"). The aggregate Capital Expenditure Advances incurred during the term of this Agreement shall not exceed the Capital Expenditure Loan Commitment (Three Million Dollars ($3,000,000)). In addition, each Capital Expenditure Advance shall not exceed the lesser of (x) the Maximum Capital Expenditure

Advance Amount or (y) Capital Expenditure Loan Availability as of the date of such Capital Expenditure Advance. Amounts from time to time borrowed under this
Section 1.3(a) and repaid may not be reborrowed. Each Capital Expenditure Advance must be in a minimum amount of $500,000 and integral multiples of $500,000 in excess of such amount. Subject to the additional advance notice requirements set forth in Section 2.3, each Capital Expenditure Advance shall be made on notice by Borrower to the individual responsible for Borrower as identified on Annex E at the address specified thereon, given no later than (1) 11:30 a.m. (Chicago time) on the Business Day of the proposed Capital
Expenditure Advance, in the case of an Index Rate Loan and (2) 11:30 a.m. (Chicago time) on the date which is two Business Days prior to the proposed Capital Expenditure Advance, in the case of a LIBOR Loan. Each such notice (a "Notice of Capital Expenditure Advance") shall be substantially in the form of Exhibit E, specifying therein the requested date, the amount of such Capital Expenditure Advance, and such other information as may be required by Agent and shall be given in writing (by telecopy, telex or cable) or by telephone confirmed immediately in writing. If Borrower desires to have the Capital Expenditure Advance bear interest by reference to a LIBOR Rate, it must comply with Section 1.8(f). Agent shall be entitled to rely upon, and shall be fully protected under this Agreement in relying upon, any Notice of Capital Expenditure Advance believed by Agent to be genuine and to assume that each Person executing and delivering the same was duly authorized unless the responsible individual, or a designee thereof, acting thereon for Agent shall have, at the time of reliance thereon, actual knowledge to the contrary.

                  (b) Borrower shall execute and deliver to each Lender a note to evidence the Capital Expenditure Loan, such note to be in the maximum principal amount of the Capital Expenditure Loan Commitment of such Lender, dated the Closing Date and substantially in the form of Exhibit G (each, as executed and as it may be amended, restated, supplemented or otherwise modified from time to time, a "Capital Expenditure Loan Note" and, collectively, the "Capital Expenditure Loan Notes"). The Capital Expenditure Loan Notes shall represent the obligation of Borrower to pay the amount of the Capital Expenditure Loan Commitment or, if less, the aggregate unpaid principal amount of the Capital Expenditure Loan made by Lenders to Borrower and all other Obligations with interest thereon as prescribed in Section 1.8. Borrower shall pay the principal amount of each Capital Expenditure Advance in equal installments on twelve (12) consecutive Payment Dates, commencing with the first Payment Date to occur after the making of such Capital Expenditure Advance. The date and amount of each Capital Expenditure Advance and each payment of principal with respect thereto shall be recorded on the books and records of Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded. Notwithstanding the foregoing, the entire unpaid balance of the Capital Expenditure Loan shall be immediately due and payable on the Commitment Termination Date, if not sooner paid in full.

                  1.4 Letters of Credit. Subject to the terms and conditions of this Agreement, including Annex B, Borrower shall have the right to request, and each Lender agrees to incur its Pro Rata Share of, Letter of Credit Obligations in accordance with Annex B.

                  1.5 Prepayment. (a) In the event that the outstanding balance of the Revolving Credit Loan shall, at any time, exceed the lesser at such time of (i) the Maximum Revolving Credit Loan minus the sum of Letter of Credit Obligations then outstanding and (ii) the Borrowing Base minus the sum of Letter of Credit Obligations then outstanding, Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess.

                  (b) Borrower shall have the right at any time on thirty (30) days' prior written notice to Agent to terminate and prepay the entire Revolving Credit Loan. Upon any such termination and prepayment, Borrower's right to receive Revolving Credit Advances and to request the incurrence of Letter of Credit Obligations shall simultaneously terminate and, notwithstanding anything to the contrary contained herein, the Term Loan Notes or the Capital Expenditure Loan Notes, the entire outstanding balances of the Term Loan and the Capital Expenditure Loan shall be immediately due and payable. Each such prepayment and termination shall be accompanied by the payment of all accrued and unpaid interest and all Fees and other remaining Obligations, including the Letter of Credit Obligations and the then outstanding balances of the Term Loan and the Capital Expenditure Loan. Any prepayment made pursuant hereto shall be accompanied by the payment of Fees in accordance with Section 1.11(c) and LIBOR funding breakage costs in accordance with Section 1.16(b).

                  (c) Borrower shall have the right at any time on thirty (30) days' prior written notice to Agent to voluntarily prepay all or any portion of the Term Loan or the Capital Expenditure Loan. Any prepayments of less than all of the outstanding balance of the Term Loan shall be applied to the then remaining installments of the Term Loan in the inverse order of maturity until paid in full. Any prepayments of less than all of the outstanding balance of the Capital Expenditure Loan shall be applied to the then remaining installments of the Capital Expenditure Loan in the inverse order of maturity until paid in full. Any prepayment made pursuant hereto shall be accompanied by the payment of Fees in accordance with Section 1.11(c) and LIBOR funding breakage costs in accordance with Section 1.16(b).

                  (d) Immediately upon receipt by Borrower of Net Proceeds of any Asset Disposition, Borrower shall apply all of such Net Proceeds in the following order: (i) to the then remaining installments of the Term Loan in the inverse order of their maturity, (ii) to the then remaining installments of the Capital Expenditure Loan in the inverse order of their maturity and (iii) to the Revolving Credit Loan, in which case the aggregate Revolving Loan Commitments shall be permanently reduced on a pro rata basis by the amount of such prepayment; provided, however, that (A) the foregoing shall not apply to an Asset Disposition to the extent the Net Proceeds thereof are (1) used to refund or fund Borrower's purchase within sixty (60) days prior to such Asset Disposition of capital assets for use in its business or (2) used by Borrower within one-hundred eighty (180) days following such Asset Disposition to purchase capital assets for use in its business (and to the extent such Net
Proceeds exceed the costs of any of the foregoing purchases, such excess Net Proceeds shall be governed by this Section 1.5(d)) and (B) in no event shall Asset Dispositions exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate per annum. All sales or purchases of assets referred to herein
(i) shall be subject to the provisions of Section 6.8 and (ii) shall be, or shall have been, as the case may be, offered or sold to, or purchased from, a Person that is not an Affiliate of Borrower or any of its Subsidiaries on an arms' length basis.

                  (e) Within sixty (60) days following the end of Fiscal Year 1997 and each Fiscal Year thereafter, Borrower shall prepay the Term Loan in an amount equal to fifty percent (50%) of

Excess Cash Flow for such Fiscal Year calculated on the basis of Borrower's financial statements for such Fiscal Year delivered to Agent pursuant to Section
4.1. All such prepayments from Excess Cash Flow shall be applied in the following order: (i) to the then remaining installments of the Term Loan in the inverse order of their maturity, (ii) to the then remaining installments of the Capital Expenditure Loan in the inverse order of their maturity and (iii) to the Revolving Credit Loan, in which case the aggregate Revolving Loan Commitments shall be permanently reduced on a pro rata basis by the amount of such prepayment. Concurrently with the making of any such payment, Borrower shall deliver to Agent a certificate of its chief executive officer or chief financial officer demonstrating its calculation of the amount required to be paid.

                  1.6 Single Loan. The Revolving Credit Loan, all Revolving Credit Advances, the Term Loan, the Capital Expenditure Loan, all Capital Expenditure Advances, all Letter of Credit Obligations and all other Obligations of Borrower under this Agreement and the other Loan Documents shall constitute one (1) secured obligation of Borrower secured, until repaid in full and Commitments therefor are terminated, by all of the Collateral.

                  1.7 Use of Proceeds.  Borrower  shall  utilize the proceeds of all Revolving Credit Advances and the Term Loan for the financing of ordinary working capital needs and Capital Expenditures to the extent permitted hereunder; provided that Borrower shall utilize the proceeds of Revolving Credit Advance made as of the Closing Date for the satisfaction in full of "Term Loan B" (as defined in the Prior Credit Agreement) and Borrower may use the proceeds of the Revolving Loan (i) to redeem 50% of the shares issuable under the Warrant for $1,500,000 and (ii) subject to the terms hereof, to redeem the preferred stock of Borrower held by PST for up to $2,100,000. Borrower shall utilize the proceeds of the Capital Expenditure Loan for the financing of Capital Expenditures to the extent permitted hereunder.

                  1.8 Interest. (a) Borrower shall pay interest to Agent, for the ratable benefit of Lenders, in arrears (i) as to any Index Rate Loan, on the first day of each calendar month to occur while such Loan is outstanding, (ii) as to any LIBOR Loan, on the last day of the LIBOR Period applicable thereto,
(iii) on the Commitment Termination Date, and (iv) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Agent.

                  (b) If any interest or other payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  (c) Borrower shall be obligated to pay interest to Agent, for the ratable benefit of Lenders, at a rate equal to (i) the Index Rate plus the applicable per annum rate (the "Index Margin") set forth in the following grid or (ii) at Borrower's election in accordance with Section 1.8(f), the applicable LIBOR Rate plus the applicable per annum rate (the "LIBOR Margin"; the Index Margin and LIBOR Margin, each a "Margin"), in each case based on the amounts outstanding from time to time under the applicable Loan.

                                                                          Term Loan and
Ratio of EBITDA to                  Revolving Loan                 Capital Expenditure Loan
Fixed Charges plus           -----------------------------       ------------------------------
Capital Expenditures         LIBOR Margin     Index Margin       LIBOR Margin      Index Margin
--------------------         ------------     ------------       ------------      ------------

Less than 1.5                       2.50             0.00               3.00              0.25

Less than 1.5
        but
greater than 1.75                   2.25             0.00               2.75              0.00


Less than 1.75                      2.00             0.00               2.50              0.00



Initially, the applicable Margin for each Loan shall be the highest rates set forth in the foregoing grid for such Loan. Thereafter, all determinations of each Margin will be based on the ratio of (1) EBITDA to (2) the sum of (A) Fixed Charges plus (B) the greater of (I) actual Capital Expenditures and (II) $2,500,000, all as determined for Borrower and its Subsidiaries on a consolidated basis as of the last day of each Fiscal Quarter for the trailing twelve (12) Fiscal Months then ended. All adjustments (up or down) in the Margins will be implemented prospectively on a quarterly basis, effective on the first day of the first Fiscal Quarter that occurs more than five (5) days after delivery of Borrower's quarterly Financial Statements for the preceding Fiscal Quarter to Lenders, commencing with Financial Statements delivered for the fourth Fiscal Quarter of 1996. Concurrently with the delivery of such Financial Statements, Borrower shall deliver to Agent and Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the determination of each Margin. If a Default or an Event of Default shall have occurred or be continuing at the time, the applicable Margin for each Loan shall be the highest rate set forth in the foregoing grid for such Loan until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured. Thereafter, each Margin shall be as determined based on the foregoing grid.

                  (d) All computations of interest shall be made by Agent on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Index Rate applicable during each calendar month shall be determined on the last day of the preceding calendar month, and the interest rate applicable during each calendar month shall be calculated based on the Index Rate as in effect for that calendar month. Each determination by Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error or bad faith.

                  (e) So long as any Default or Event of Default shall have occurred and be continuing, the interest rate applicable to the Revolving Credit Loan, the Term Loan, the Capital Expenditure Loan and any other Obligations shall be increased by two percent (2%) per annum above the rates of interest otherwise applicable hereunder ("Default Rate").

                  (f) So long as no Default or Event of Default shall have occurred and be continuing, and subject to the additional conditions precedent set forth in Section 2.2, Borrower shall have the option to (i) request that any Revolving Credit Advances be made as a LIBOR Loan, (ii) convert at any time all or any part of outstanding Loans from Index Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to an Index Rate Loan, subject to payment of LIBOR breakage costs in accordance with Section 1.16(b) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Loan as a LIBOR Loan upon the expiration of the applicable LIBOR Period, in which case the succeeding LIBOR Period of that continued Loan shall commence on the last day of the LIBOR Period of the Loan to be continued. Any Loan to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of $500,000 and integral multiples of $500,000 in excess of such amount. Any such election must be made by 11:30 a.m. (Chicago time) on the third (3rd) Business Day prior to (1) the date of any proposed Advance which is to bear interest at the LIBOR Rate, (2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower wishes to convert any Index Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower in such election. If no election is received with respect to a LIBOR Loan by 11:30 a.m. (Chicago time) on the third (3rd) Business Day prior to the end of the LIBOR Period with respect thereto (or if a Default or an Event of Default shall have occurred and be continuing or the additional conditions precedent set forth in Section 2.2 or 2.3, as applicable, shall not have been satisfied), that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period. Borrower must make such election by notice to Agent in writing, by telecopy or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a "Notice of Conversion/Continuation") in the form of Exhibit H.

                  (g) Notwithstanding anything to the contrary set forth in this
Section 1.8, if, at any time until payment in full of all of the Obligations, any rate of interest payable hereunder exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, such rate of interest payable hereunder shall be reduced to be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, from the making of such advances hereunder is equal to the total interest which would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date, as otherwise provided in this Agreement. Thereafter, the interest rate payable hereunder shall be the applicable rate of interest provided in Section 1.8(c) or (e) of this Agreement, unless and until the rate of interest again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount which such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1.8 (g), shall make a final determination that a Lender has received interest hereunder or under any of the other Loan Documents in excess of the Maximum Lawful Rate, Agent shall, to the extent permitted by applicable law, promptly apply such excess in the following order: (i) to any interest due and not yet paid hereunder in respect of the Term Loan, (ii) to any interest due and not yet paid hereunder in respect of the Capital Expenditure Loan, (iii) to any interest due and not yet paid hereunder in respect of the Revolving Credit Loan, (iv) to the then remaining installments of the Term Loan in the inverse order of maturity, (v) to the then remaining installments of the Capital Expenditure Loan in the inverse order of maturity, (vi) to the outstanding principal of the Revolving Credit Loan, (vii) to Fees and any other unpaid Obligations and
(viii) thereafter with respect to any excess, to Borrower or as a court of competent jurisdiction may otherwise order.

                  1.9 Eligible Accounts. Based on the most recent Schedule of Accounts delivered by Borrower to Agent and on other information available to Agent, Agent shall at its sole discretion determine which Accounts shall be deemed to be "Eligible Accounts" for purposes of determining the amounts, if any, to be advanced to Borrower under the Revolving Credit Loan. In determining whether a particular Account constitutes an Eligible Account, Agent shall not include any such Account which is excluded by the criteria set forth on Annex F.

                  1.10 Eligible Inventory. Based on the most recent Schedule of Inventory delivered by Borrower to Agent and on other information available to Agent, Agent shall in its sole discretion determine which Inventory shall be deemed to be "Eligible Inventory" for purposes of determining the amounts, if any, to be advanced to Borrower under the Revolving Credit Loan. In determining whether any particular Inventory constitutes Eligible Inventory, Agent shall not include Inventory which is excluded by the criteria set forth on Annex G.

                  1.11 Fees. (a) Borrower shall pay to GE Capital, individually, the fees specified in that certain Fee Letter, dated as of the Closing Date (the "GE Capital Fee Letter"), at the times specified for payment therein. Borrower shall pay to GE Capital, individually, the fees specified in any other fee letter hereafter executed between GE Capital and Borrower, at the respective times specified for payment in each such letter.

                  (b) As additional compensation for Lenders' costs and risks in making the Revolving Credit Loan available to Borrower, Borrower agrees to pay to Agent, for the ratable benefit of Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee for Borrower's non-use of available funds (the "Non-use Fee") in an amount equal to three-eighths of one percent (.375%) per annum (calculated on the basis of a three hundred and sixty (360) day year and actual days elapsed) of the difference between the respective daily averages of (i) the Maximum Revolving Credit Loan (as it may be adjusted and in effect from time to time hereunder) and (ii) the amount of the Revolving Credit Loan plus Letter of Credit Obligations outstanding during the period for which the Non-Use Fee is due. Notwithstanding the foregoing, in the event Agent, in its sole discretion, establishes a reserve based upon its determination that an Event of Default or a Material Adverse Effect is likely to occur, then (but only for so long as such reserve is in effect) the Non-Use Fee shall not apply to that amount by which such reserve reduces the Maximum Revolving Credit Loan.

                  (c) If Borrower prepays all or any portion of the Term Loan or the Capital Expenditure Loan, or prepays the Revolving Loan and terminates the Revolving Loan Commitment, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, Borrower shall pay to Agent, for the benefit of Lenders as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount equal to (i) $500,000, in the case of a prepayment on or prior to the January 1, 1998, (ii) $350,000, in the case of a prepayment after January 1, 1998 but on or prior to January 1, 1999 and (iii) $250,000, in the case of a prepayment after January 1, 1999 but on or prior to January 1, 2000. Notwithstanding the foregoing, no prepayment fee shall be payable by Borrower upon a mandatory prepayment made pursuant to Section 1.5(d) or (e) or 1.19(c) or (d); provided that Borrower does not permanently reduce the Revolving Loan Commitment upon any such prepayment and, in the case of prepayments made pursuant to Section 1.5(d) or (e), the transaction giving rise to the applicable prepayment is expressly permitted under Section 6.

                  1.12 Cash Management Systems. Prior to the Closing Date, Borrower shall have established and will at all times maintain the cash management systems described on Annex C.

                  1.13 Receipt of Payments. Borrower shall make each payment under this Agreement not later than 12:00 noon (Chicago time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. For purposes of computing interest and fees and determining the amount of funds available for borrowing pursuant to Section 1.1(a) and 1.3(a), (a) all payments (including cash sweeps) consisting of cash, wire or electronic transfers in immediately available funds shall be deemed received on the date of deposit thereof in the Collection Account and notice to Agent of such deposit, and (b) all payments consisting of checks, drafts, or similar non-cash items shall be deemed received one (1) Business Day after the date of receipt of good funds following deposit of any such payment in the Collection Account and notice to Agent of such deposit.

                  1.14 Application and Allocation of Payments. (a) Borrower hereby irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received from or on behalf of Borrower and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all such payments against the then due and payable Obligations of Borrower and in repayment of the Revolving Credit Loan, Letter of Credit Obligations, the Term Loan and the Capital Expenditure Loan, as Agent may deem advisable notwithstanding any previous entry by Agent upon the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect thereto, the same shall be applied in the following order: (i) to then due and payable Fees and expenses; (ii) to then due and payable interest payments on the Term Loan, the Capital Expenditure Loan and on the Revolving Credit Loan; (iii) to Obligations other than Fees, expenses and interest and principal payments; and (iv) to then due and payable principal payments on the Term Loan, the Capital Expenditure Loan and the Revolving Credit Loans, and (v) to all other then due and payable Obligations. Agent is authorized to, and, upon the expiration of the applicable time period, if any, set forth in Section 8.1, at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrower for payment of all Fees, expenses, Charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents if and to the extent Borrower fails to promptly pay any such amounts as and when due, even if such Revolving Credit Advance would cause total Revolving Credit Advances to exceed Borrowing Availability or the Maximum Revolving Credit Loan amount. At Agent's option and to the extent permitted by law, any advances so made shall be deemed Revolving Credit Advances constituting part of the Revolving Credit Loan hereunder.

                  1.15 Loan Account and Accounting. Agent shall maintain a loan account (the "Loan Account") on its books to record: (a) all Revolving Credit Advances and payments made under Letter of Credit Obligations, (b) all payments made by Borrower and (c) all other appropriate debits and credits as provided in this Agreement with respect to the Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. Borrower shall pay all Obligations as such amounts become due or are declared due pursuant to the terms of this Agreement.

                  The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrower; provided, that, any failure to so record or any error in so recording shall not limit or otherwise affect Borrower's obligations to pay the Obligations. Agent shall render to Borrower a monthly accounting of transactions under the Revolving Credit Loan, Term Loan and Capital Expenditure Loan, setting forth the balance of the Loan Account. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein, unless Borrower, within thirty (30) days after the date any such accounting is rendered, shall notify Agent in writing of any objection which Borrower may have to any such accounting, describing the basis for such objection with specificity. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Agent's determination, based upon the facts available, of any item objected to by Borrower in such notice shall be presumptively correct, unless Borrower shall further object to such determination within a reasonable period of time thereafter.

                  1.16 Indemnity. (a) Borrower shall indemnify and hold each of Agent, Lenders and their respective Affiliates, officers, directors, employees, attorneys, agents and representatives (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended under this Agreement and the other Loan Documents or in connection with or arising out of the transactions contemplated hereunder and thereunder, including any and all Environmental Liabilities and costs; provided, that Borrower shall not be liable for any indemnification to such Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results solely from such Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted. NEITHER AGENT, ANY LENDER NOR ANY OTHER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (b) To induce Lenders to provide the LIBOR Rate option on the terms provided herein, if (i) any LIBOR Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or is the result of acceleration, by operation of law or otherwise); (ii) Borrower shall default in payment when due of the principal amount of or interest on any LIBOR Loan; (iii)

Borrower shall default in making any borrowing of, conversion into or continuation of LIBOR Loans after Borrower has given notice requesting the same in accordance herewith; or (iv) Borrower shall fail to make any prepayment of a LIBOR Loan after Borrower has given a notice thereof in accordance herewith, Borrower shall indemnify and hold harmless each Lender from and against all losses, costs and expenses resulting from or arising from any of the foregoing. Such indemnification shall include any loss (including loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this Section 1.16(b), each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.16(b). This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide Borrower with its written calculation of all amounts payable pursuant to this Section 1.16(b), and such calculation shall be binding on the parties hereto unless Borrower shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail.

                  (c) Borrower hereby acknowledges and agrees that Agent (i) is not now, and has not ever been, in control of any of the Real Estate or of Borrower's affairs, and (ii) does not have the capacity through the provisions of the Loan Documents to influence Borrower's conduct with respect to the ownership, operation or management of any of its real property, including any of its Real Estate.

                  1.17 Access.  Borrower  shall (i) provide  full access  during normal business hours, from time to time upon five (5) Business Days' prior notice, to Agent and any of its officers, employees and agents, as frequently as Agent determines, in its sole discretion, to be appropriate (unless a Default or Event of Default shall have occurred and be continuing, in which event Agent and its officers, employees, designees, agents and representatives shall have access at any and all times and without any notice), to the properties, facilities, books, records, suppliers, customers, advisors and employees (including officers) of Borrower and its Subsidiaries, to the Collateral, to the accountants of Borrower and its Subsidiaries and to the work papers of such accountants. Without limiting the generality of the foregoing, Borrower shall permit Agent, and any of its officers, employees, agents and representatives, on two (2) separate occasions per annum (unless a Default or an Event of Default has occurred and is continuing, then, in such case, at any and all times) determined by Agent in its sole discretion, to (i) inspect, audit and make extracts from all of Borrower's and its Subsidiaries' records, files and books of account and (ii) inspect, review and evaluate the Accounts, Inventory at Borrower's and its Subsidiaries' locations and at premises not owned by or leased to Borrower or any Subsidiary of Borrower. Borrower shall make available to Agent, its counsel and advisors, immediately upon Agent's request therefor, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with federal, state and local regulatory agencies, and other instruments and documents which Agent may request. Borrower shall deliver any document or instrument necessary for Agent, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by Borrower. Borrower shall instruct its certified public accountants and its banking and other financial institutions to make available to Agent such information and records as Agent may request. Confidential information obtained by Agent and Lenders pursuant to this Section 1.17 shall be subject to Section 10.14. A fee of $500 per day per individual (plus all out-of-pocket costs and expenses) in connection with each field audit conducted by Agent pursuant to this Agreement and the other Loan Documents shall be due and payable by Borrower (and, in Agent's sole and absolute discretion, charged against the Revolving Credit Facility).

                  1.18 Taxes. (a) Any and all payments by Borrower hereunder or under any Term Loan Note, Capital Expenditure Loan Note or Revolving Credit Note shall be made, in accordance with this Section 1.18, free and clear of and without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Term Loan Note, Capital Expenditure Loan Note or Revolving Credit Note, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.18) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) Borrower shall make such deductions, and
(iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

                  (b) Borrower shall indemnify and pay, within ten (10) days of demand therefor, Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.18) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

                  (c) Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Agent, at its address referred to in Section 10.10, the original or a certified copy of a receipt evidencing payment thereof.

                  1.19     Capital Adequacy and Other Adjustments.

                  (a) In the event that any Lender shall have determined that the adoption after the Closing Date of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrower shall from time to time within fifteen (15) days after notice and demand from such Lender (together with the certificate referred to in the next sentence and with a copy to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction; provided, however, that, notwithstanding the foregoing, Borrower shall have no obligation to make any such payment in the event, if any, that such notice and demand was sent by such Lender more than ninety (90) days after it became aware of such law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by such Lender to Borrower and Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

                  (b) Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower and Agent a properly completed and executed IRS Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of Exemption"). Prior to becoming a Lender under this Agreement and within fifteen (15) days after a reasonable written request of Agent or Borrower from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption to Borrower and Agent. No foreign Person may become a Lender hereunder if such Person is unable to deliver a Certificate of Exemption. If a Foreign Lender does not provide a Certificate of Exemption to Agent and Borrower within the time periods set forth above, Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rate and Borrower shall not be required to pay any additional amounts as a result of such withholding; provided, that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Agent and Borrower.

                  (c) In the event Borrower shall be required to pay any increased cost to any Lender pursuant to Section 1.19(a), Borrower shall be entitled, by so notifying Agent and such Lender within thirty (30) days after such Lender notifies Borrower of any such increased cost, to arrange for the substitution of a new lender for such Lender within sixty (60) days thereafter pursuant to the relevant provisions of Section 9.1, whereupon, upon the effectiveness of such substitution, all of such Lender's Pro Rata Share shall be assigned to such new lender; provided, however, that:

                  (i) such Lender shall be entitled to withdraw its notice of increased costs within a period of thirty (30) days from the date of Borrower's notice of substitution, whereupon Borrower shall no longer be entitled to substitute for such Lender as described above;

                  (ii) in no event shall Borrower be entitled to substitute for any Lender unless the net present value of the additional cost to Borrower
(including closing costs) of such substitution is less than the net present value of the additional cost referred to in this Section 1.19 to Borrower of maintaining such Lender's Pro Rata Share; and

                  (iii) in all events (other than those described in clause (i) above), Borrower shall remain liable for the increased costs of such Lender for the period prior to the actual repayment of such Lender's Pro Rata Share.

                  (d) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower through Agent, (i) the obligation of such Lender to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) Borrower shall forthwith prepay in full all outstanding LIBOR Loans owing to such Lender, together with interest accrued thereon, unless Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all such Loans into a Loan bearing interest based on the Index Rate.

                  1.20 Amendment and Restatement. (a) This Agreement amends and restates in its entirety the Prior Credit Agreement and, upon effectiveness of this Agreement, the terms and provisions of the Prior Credit Agreement shall, subject to this Section 1.20, be superseded hereby. All references to "Credit Agreement" contained in the Loan Documents delivered in connection with the Prior Credit Agreement shall be deemed to refer to this Agreement. Notwithstanding the amendment and restatement of the Prior Credit Agreement by this Agreement, the Obligations outstanding under the Prior Credit Agreement as of the Closing Date (except to the extent repaid in accordance herewith) shall remain outstanding and constitute continuing Obligations hereunder and shall continue to be secured by the Collateral. Such outstanding Obligations and the Liens securing payment thereof shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such Obligations. In furtherance of and without limiting the foregoing, from and after the Closing Date and except as expressly specified herein, the terms, conditions, and covenants governing the Obligations outstanding under the Prior Credit Agreement shall be solely as set forth in this Agreement, which shall supersede the Prior Credit Agreement in its entirety.

                  (b) This is the final expression of a credit agreement among Borrower, Agent and Lenders. This Agreement cannot be contradicted by evidence of any prior oral credit agreement or of a contemporaneous oral credit agreement among Borrower, Agent and Lenders. Borrower and Agent affirm that they have no oral agreement or agreement by course of dealing with respect to the subject matter hereof.

2.       CONDITIONS PRECEDENT

                  2.1 Conditions to the Initial Revolving Credit Advance, Initial Letter of Credit Obligations, the Term Loan and the Capital Expenditure Advance. Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of Agent and Lenders hereunder, Borrower shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and no Lender shall be obligated to make any Revolving Credit Advance or Capital Expenditure Advance, incur any Letter of Credit Obligation, make the Term Loan, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied, in Agent's sole and reasonable discretion, or waived in writing by Agent:

                  (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, Borrower, Agent and Lenders.

                  (b) Agent shall have received such guaranties, documents, instruments, agreements and amendments thereto and legal opinions as Agent shall request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all guaranties, documents, instruments, agreements and legal opinions listed in Annex D, each in form and substance satisfactory to Agent.

                  (c) "Term Loan B" (as defined in the Prior Credit Agreement) will have been repaid in full as of the Closing Date.

                  (d) Agent shall have received evidence satisfactory to it that Borrower has obtained consents and acknowledgments of all Persons whose consents and acknowledgments may be required, including, but not limited to, all requisite Governmental Authorities, to the terms, and to the execution and delivery, of this Agreement, the other Loan Documents and the consummation of the transactions contemplated hereby and thereby.

                  (e) Borrower shall have paid to GE Capital all Fees required to be paid at or prior to the Closing Date under the terms of the GE Capital Fee Letter.

                  (f) Since December 31, 1995, there shall have been: (i) no Material Adverse Effect on the business, operations, financial condition, prospects or projections of Borrower, the industries in which it operates, the Collateral, or any of its Subsidiaries; (ii) no litigation will have commenced which, if successful, could have any such Material Adverse Effect or could challenge any of the transactions contemplated by this Agreement and the other Loan Documents; (iii) except for (A) the redemption of preferred stock of Borrower owned by PST in accordance with the Prior Credit Agreement and (B) payments made pursuant to the Tax Sharing Agreement in accordance with Section
6.15 of the Prior Credit Agreement, no dividends, distributions, payments, loans, contributions, fees or other transfers of cash, property or other assets to any stockholders or Affiliate of Borrower, including ARTRA or its employees, directors, officers or Affiliates; and (iv) no material increase in liabilities, liquidated or contingent, and no material decrease in assets of Borrower or any of its Subsidiaries.

                  (g) Agent shall have completed its business and legal due diligence with respect to Borrower and its Subsidiaries and the legal and corporate structure thereof and the results of such due diligence shall be satisfactory to Agent, in its sole discretion.

                  (h) Agent shall have received Borrower's duly executed acknowledgment to the Notice and Conditional Waiver of Events of Default addressed by Agent to Borrower on December 16, 1996, and each of the conditions referred to therein shall have been satisfied in full in accordance with the terms thereof.

                  (i) Agent shall have received such other documents as Agent or
any  Lender  may  reasonably   request  in  connection  with  the   transactions
contemplated by this Agreement and the other Loan Documents.

                  2.2 Further Conditions to Each Revolving Credit Advance, Each Letter of Credit Obligation, Each Term Loan and each Capital Expenditure Advance. It shall be a further condition to the making of each Revolving Credit Advance and Capital Expenditure Advance, the incurrence of each Letter of Credit Obligation and the continuance of the Term Loan, that the following statements shall be true on the date of each such advance, incurrence or funding (or any conversion or continuation of any Loan into or as a LIBOR Loan), as the case may be:

                  (a) All of Borrower's representations and warranties contained herein or in any of the other Loan Documents shall be true and correct on and as of the Closing Date and the date on which each such Revolving Credit Advance is made or such Letter of Credit Advance is incurred, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement.

                  (b) Borrower and each of its Subsidiaries shall be in compliance in all material respects with all of the covenants and other agreements contained herein or in any of the other Loan Documents.

                  (c) No event shall have occurred and be continuing, or would result from the making of any Revolving Credit Advance or Capital Expenditure Advance, the incurrence of any Letter of Credit Obligation or the funding of the Term Loan, as the case may be, which constitutes or would constitute a Default or an Event of Default.

                  (d) After giving effect to such Revolving Credit Advance or the incurrence of such Letter of Credit Obligation, as the case may be, the aggregate principal amount of the Revolving Credit Loan shall not exceed the maximum amount permitted by Section 1.5(a) without requiring that a payment be made to Agent or any Lender in an amount equal to the excess of the then outstanding aggregate principal amount of the Revolving Credit Loan over such maximum amount permitted by Section 1.5(a).

                  (e) After giving effect to such Capital Expenditure Advance, the aggregate principal amount of the Capital Expenditure Loan shall not exceed the maximum amount permitted by Section 1.3(a).

                  (f) Each of the conditions set forth in Section 2.1 shall continue to be satisfied as of such date.

The request and acceptance by Borrower of the proceeds of any Revolving Credit Advance or any Term Loan or Capital Expenditure Advance, or the request by Borrower for the incurrence by Lenders of any Letter of Credit Obligation, or the conversion or continuation of any Loan into, or as, a LIBOR Loan, as the case may be, shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by Borrower of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

                  2.3 Further Conditions to Each Capital Expenditure Advance. It shall be a further condition to the initial and each subsequent Capital
Expenditure Advance that each of the following conditions shall have been satisfied:

                  (a) Capital Expenditure Advance Compliance Certificate. At least five (5) Business Days prior to the funding of any such Capital Expenditure Advance, Borrower shall deliver to Agent a Capital Expenditure Advance Compliance Certificate, fully executed by the chief financial officer or chief executive officer of Borrower. Such Certificate must be in the form of Exhibit F and must describe the nature and amount of Equipment proposed to be acquired in connection with a Capital Expenditure Advance and certify that (i) the proceeds of such Capital Expenditure Advance shall be used solely to fund Capital Expenditures constituting the Hard Costs of such Equipment, (ii) the aggregate amount of such Capital Expenditure Advance does not exceed the lesser of (x) the Maximum Capital Expenditure Advance Amount or (y) Capital Expenditure Loan Availability as of such date, (iii) after giving effect to such Capital Expenditure Advance, the aggregate principal amount of the Capital Expenditure Advances made during the term of this Agreement shall not exceed the Capital Expenditure Loan Commitment and (iv) such Equipment can and shall be used by Borrower in the ordinary course of its business consistent with past practices.

                  (b) Additional Requirements. Concurrently with the delivery of each Capital Expenditure Advance Compliance Certificate (or, in the case of clause (iv) below, promptly upon receipt by Borrower), Borrower shall deliver to
Agent:

                   (i) to the extent necessary or requested by Agent, evidence of the proper filing in all required filing offices of duly executed Code financing statements or amendments to existing financing statements with respect to the Equipment acquired with the proceeds of such Advance (and termination or partial release statements, as required to terminate or release any Liens on such Equipment at the time of the acquisition thereof by Borrower), and such other documents, instruments and agreements as Agent may request, including duly endorsed certificates of title for all titled Equipment, all in form satisfactory to Agent and perfecting first priority security interests of Agent on behalf of Lenders in such Equipment.

                  (ii) if requested by Agent, copies of policies of insurance and loss payable endorsements in form and substance satisfactory to Agent regarding the Equipment acquired with the proceeds of such Capital Expenditure Advance, duly executed, and evidence of the payment of the premiums therefor;

                  (iii) duly executed originals of a letter of direction from Borrower addressed to Agent with respect to the disbursement on the applicable funding date of the proceeds of such Capital Expenditure Advance, which disbursement shall be made by Agent directly to the seller of the Equipment;

                  (iv) stamped invoices, delivery and acceptance certificates and other documentary evidence satisfactory to Agent evidencing the acceptance and purchase of the applicable Equipment by Borrower; and

                  (v) such other documents as Agent or any Lender may reasonably request in connection with such Capital Expenditure Advance.

The request and acceptance by Borrower of the proceeds of any Capital Expenditure Advance shall be deemed to constitute, as of the date of such request, (i) a representation and warranty by Borrower that the conditions in this Section 2.3 have been satisfied and (ii) a reaffirmation by Borrower of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

3.       REPRESENTATIONS AND WARRANTIES

                  To induce Lenders to make the Revolving Credit Loan, the Term Loan and the Capital Expenditure Loan, and to incur the Letter of Credit
Obligations, Borrower makes the following representations and warranties to Agent and each Lender, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement, and shall survive the execution and delivery of this Agreement:

                  3.1 Corporate Existence; Compliance with Law. Borrower and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has been duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where failure to so qualify could have a Material Adverse Effect; (ii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (iii) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, where failure to do so could have a Material Adverse Effect; (iv) is in compliance with its certificate or articles of incorporation and by-laws; and
(v) is in compliance with all applicable provisions of law, where failure to so comply could have a Material Adverse Effect.

                  3.2 Executive Offices. The current location of Borrower's executive office and principal place of business is set forth on Schedule 3.2 and, except as set forth on Schedule 3.2, none of such locations have changed within the past six (6) months.

                  3.3 Corporate Power  Authorization,  Enforceable  Obligations.
The execution, delivery and performance by Borrower of the Loan Documents and all instruments and documents to be delivered by Borrower, to the extent it is a party thereto, hereunder and thereunder and the creation of all Liens provided for herein and therein: (i) are within Borrower's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) are not in contravention of any provision of Borrower's certificate or articles or incorporation or bylaws; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, including, without limitation, the Kansas Loan documents; (vi) will not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of Agent, on behalf of itself and Lender, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(d), all of which will have been duly obtained, made or complied with prior to the Closing Date. At or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of Borrower and each shall then constitute a legal, valid and binding obligation of Borrower, to the extent it is a party thereto, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by application of general principles of equity.

                  3.4 Financial Statements and Projections. Borrower has delivered to Agent the Financial Statements and Projections most recently required to be delivered to Agent as of the Closing Date pursuant to the Prior Credit Agreement.

                  3.5 Collateral Reports. Borrower has delivered to Agent all Collateral Reports most recently required to be delivered to Agent as of the Closing Date pursuant to the Prior Credit Agreement.

                  3.6 Material Adverse Effect. Neither Borrower nor any of its Subsidiaries, as of December 31, 1995, had any obligations, contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the audited Financial
Statements of Borrower and its Subsidiaries as of such date and which could, alone or in the aggregate, have or result in a Material Adverse Effect. There has been no material adverse change in the business, assets, operations, prospects, projections or financial or other condition of Borrower or any of its Subsidiaries since December 31, 1995. Except as otherwise permitted hereunder or for the redemption of preferred stock of Borrower owned by PST in accordance with this Agreement and the Prior Credit Agreement, (a) no dividends, advances or other distributions have been declared, paid or made upon any Stock of Borrower or any of its Subsidiaries and (b) since December 31, 1995, no shares of Stock of Borrower have been, or are required to be, redeemed, retired, purchased or otherwise acquired for value.

                  3.7 Ownership of Property;  Liens.  (a) Except as described on
Schedule 3.7, the real estate listed on Schedule 3.7 constitutes all of the real property owned, leased, or used in its business by Borrower or its Subsidiaries. Borrower and each of its Subsidiaries own good and marketable fee simple title to: (i) all of its Real Estate, subject to no Liens other than Permitted Encumbrances, and has valid and marketable leasehold interests in all of its Leases (both as lessor and lessee, sublessee or assignee), all as described on
Schedule 3.7, and (ii) good and marketable title to, or valid leasehold interests in, all of its other properties and assets, and none of the properties and assets of Borrower or any of its Subsidiaries are subject to any Liens, except Permitted Encumbrances; and Borrower or such Subsidiary has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to perfect and, in all material respects, establish and protect, Borrower's or such Subsidiary's right, title and interest in and to all such real estate and other assets or property. Neither Borrower, any of its Subsidiaries nor any other party to any such Lease described on
Schedule 3.7 is in any material default of its obligations thereunder or has delivered or received any notice of default under any such Lease, and no event has occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such Lease. Except as described on Schedule 3.7, (i) neither Borrower nor any of its Subsidiaries owns or holds or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by Borrower or such Subsidiary; and (ii) no portion of any real property owned or leased by Borrower or any of its Subsidiaries has suffered any material damage by fire or other casualty loss or a Release which has not heretofore been completely repaired and restored to its original condition or is being remedied. To the best of Borrower's knowledge after good faith and diligent investigation, except as disclosed on Schedule 3.20 as required pursuant to Section 3.20, all permits, including environmental air and waste permits, required to have been issued or appropriate to enable the real property owned or leased by Borrower or such Subsidiary to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the Closing Date, in full force and effect.

                  3.8 Restrictions; No Default. No contract, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which it or any of its properties or assets is bound or affected and no provision of applicable law or governmental regulation has or results in a Material Adverse Effect, or could have or result in a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in default, and to Borrower's or such Subsidiary's knowledge no third party is in default, under or with respect to any contract, agreement, lease or other instrument to which it is a party. No Default or Event of Default has occurred and is continuing.

                  3.9 Labor Matters. There are no strikes or other labor disputes against Borrower or any of its Subsidiaries that are pending or threatened. Hours worked by and payment made to employees of Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters. All payments due from Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of Borrower. Except as set forth on Schedule 3.9, neither Borrower nor any of its Subsidiaries has any obligation under any collective bargaining agreement or any employment agreement. There is no organizing activity involving Borrower or any of its Subsidiaries pending or threatened by any labor union or group of employees. Except as set forth on Schedule 3.9, there are no representation proceedings pending or threatened with the National Labor Relations Board, and no labor organization or group of employees of Borrower or any of its Subsidiaries has made a pending demand for recognition. There are no complaints or charges against Borrower or any of its Subsidiaries pending or threatened to be filed with any federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by Borrower or any of its Subsidiaries. Neither Borrower nor any of its Subsidiaries is a contractor or subcontractor and, except as set forth on
Schedule 3.9, neither Borrower nor any Subsidiary has a legal obligation to engage in affirmative action.

                  3.10 Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth on Schedule 3.10, (i) Borrower has no subsidiaries, is not engaged in any joint venture or partnership with any other Person, and or an Affiliate of any other Person, (ii) there are no outstanding rights to purchase options, warrants or similar rights or agreements pursuant to which any Person may be required to issue or sell any Stock or other equity security of Borrower and (iii) Borrower is the sole direct or indirect beneficial owner of all of the outstanding capital stock of its Subsidiaries. All of the issued and outstanding Stock of Borrower is owned by each of the Stockholders named on Schedule 3.10. Except as set forth on Schedule 3.10, there are no outstanding rights to purchase options, warrants or similar rights or agreements pursuant to which any Person may be required to issue or sell any Stock or other equity security of any Subsidiary of Borrower. As of the Closing Date, all outstanding Indebtedness and all Liens of Borrower and its Subsidiaries are described in Section 6.3 (including Schedule 6.3) and 6.7, respectively.

                  3.11 Government Regulation. Neither Borrower nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder, and the making of the Revolving Credit Advances, the Term Loan and the Capital
Expenditure Loan and the incurrence of Letter of Credit Obligations, in each case by Lenders, the application of the proceeds and repayment thereof by Borrower or such Subsidiary and the consummation of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

                  3.12 Margin Regulations. Neither Borrower nor any of its Subsidiaries is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" within the respective meanings of each of the quoted terms under Regulation U or G of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") as now and from time to time hereafter in effect. Neither Borrower nor any of its Subsidiaries owns any "margin security", as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve Board, and none of the proceeds of the Revolving Credit Advances, the Term Loan, the Capital Expenditure Loan nor any Letter of Credit will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U or X of the Federal Reserve Board. Neither Borrower nor any of its Subsidiaries will take or permit any agent acting on its behalf to take any action which might cause this Agreement or any other Loan Document or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

                  3.13 Taxes. All federal, state, local and foreign tax returns, reports and statements, including, but not limited to, information returns (Form 1120-S) required to be filed by Borrower or any of its Subsidiaries, have been filed with the appropriate Governmental Authority and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid; provided, that, Borrower may in good faith contest, by proper legal action or proceedings, the validity or amount of any such Charges or claims, so long as, at the time of commencement of any such action or proceeding, and during the pendency thereof (i) adequate reserves with respect thereto are maintained on the books of Borrower, in accordance with GAAP, (ii) such contest operates to suspend collection of such Charges or claims and such contest is maintained and prosecuted continuously and with diligence, and (iii) Agent has not advised Borrower in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect. Borrower and each of its Subsidiaries has paid when due and payable all Charges required to be paid by it. Proper and accurate amounts have been withheld by Borrower and its Subsidiaries from its respective employees for all periods in full compliance in all material respects with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 3.13 sets forth those taxable years for which Borrower's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Schedule 3.13, neither Borrower nor any of its Subsidiaries has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. Neither Borrower nor any of its Subsidiaries has filed a consent pursuant to IRC Section 341(f) or agreed to have IRC Section 341(f) (2) apply to any dispositions of subsection (f) assets (as such term is defined in IRC Section 341(f)(4)). None of the property owned by Borrower or any of its Subsidiaries is property which Borrower or such Subsidiary is required to treat as being owned by any other Person pursuant to the provisions of IRC Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of the IRC Section 168 (h). Neither Borrower nor any of its Subsidiaries has agreed or been requested to make any adjustment under IRC Section 481(a) by reason of a change in accounting method or otherwise. Neither Borrower nor any of its Subsidiaries have any obligation under any written tax sharing agreement, except, subject to
Section 6.15, the Tax Sharing Agreement.

                  3.14 ERISA. (a) Neither Borrower nor any of its Subsidiaries has now, or has ever had, any Pension Plans and neither Borrower nor any of its Subsidiaries has any liabilities with respect to any Pension Plans. Schedule
3.14 lists all Plans maintained or contributed to by Borrower or any of its Subsidiaries and all Qualified Plans maintained or contributed to by any ERISA Affiliate, and separately identifies the Title IV Plans, Multiemployer Plans, any multiple employer plans subject to Section 4064 of ERISA, unfunded Pension Plans, Welfare Plans and Retiree Welfare Plans. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and to the best knowledge of Borrower nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the filing of reports required under the IRC or ERISA which are true and correct as of the date filed, and with respect to each Plan, other than a Qualified Plan, all required contributions and benefits have been paid in accordance with the provisions of each such Plan. With respect to any Qualified Plan, neither Borrower, any of its Subsidiaries nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. With respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to the latest actuarial projections of liabilities does not exceed Fifty Thousand Dollars ($50,000), and copies of such latest projections have been provided to Agent. Neither Borrower nor any of its Subsidiaries has engaged in a prohibited transaction, as defined in Section 4975 of the IRC or Section 406 of ERISA, in connection with any Plan, which would subject Borrower or such Subsidiary (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the IRC or any other material liability.

                  (b) Except as set forth on Schedule 3.14: (i) no Title IV Plan has any Unfunded Pension Liability; (ii) No ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of Borrower or any of its Subsidiaries, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (x) any Plan or its assets, (y) any fiduciary with respect to any Plan or (z) Borrower, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan; (iv) neither Borrower, any of its Subsidiaries, nor any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years neither Borrower, any of its Subsidiaries, nor any ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) Borrower, each of its Subsidiaries and each ERISA Affiliate have complied with the notice and continuation coverage requirements of Section 4980B of the IRC and the regulations thereunder except where the failure to comply could not have or result in any Material Adverse Effect; and (vii) no liability under any Plan has been funded, nor has such obligation been satisfied, with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

                  3.15 No Litigation. Except as set forth on Schedule 3.15, no action, claim or proceeding is now pending or, to the knowledge of Borrower or any of its Subsidiaries, threatened against Borrower or such Subsidiary, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators,
(i) which challenges Borrower's or such Subsidiary's right, power or competence to enter into or perform any of its obligations under the Loan Documents, or the validity or enforceability of any Loan Document or any action taken thereunder, or (ii) which if determined adversely, could have or result in a Material Adverse Effect, nor to the best knowledge of Borrower or such Subsidiary does a state of facts exist which is reasonably likely to give rise to such proceedings.

                  3.16 Brokers. No broker or finder acting on behalf of Borrower or any of its Subsidiaries brought about the obtaining, making or closing of the loans made pursuant to this Agreement or the transactions contemplated by the Loan Documents and neither Borrower nor any of its Subsidiaries has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

                  3.17 Employment Matters. Except as set forth on Schedule 3.17, there are no (i) employment, consulting or management agreements covering management of Borrower or any of its Subsidiaries, or (ii) collective bargaining agreements or other labor agreements covering any employees of Borrower or any of its Subsidiaries. Except as furnished pursuant to the Prior Credit Agreement, a true and complete copy of each such agreement has been furnished to Agent as of the Closing Date.

                  3.18 Patents, Trademarks, Copyrights and Licenses. Except as otherwise set forth on Schedule 3.18, Borrower and each of its Subsidiaries owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with Copyright Office or Patent and Trademark Office application or registration numbers, where applicable, on Schedule 3.18. Schedule 3.18 lists all tradenames or other names under which Borrower and each of its Subsidiaries conducts business. Borrower and each of its Subsidiaries conducts (or has within the past six (6) years conducted) its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. There is no infringement or claim of infringement by others of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of Borrower or any of its Subsidiaries.

                  3.19 Full Disclosure. No information contained in this Agreement, any of the other Loan Documents, the Projections, the Financial Statements, the Collateral Reports or any written statement furnished by or on behalf of Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, which has previously been, or is currently being, delivered to Agent, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Liens granted to Agent, on behalf of itself and Lenders, pursuant to the Collateral Documents are fully perfected first priority Liens in and to the Collateral described therein and the Liens granted to Agent, on behalf of itself and Lenders, pursuant to the Mortgages are fully perfected first priority Liens in and to the Mortgaged Property described therein, subject only to Permitted Encumbrances then existing. Since December 31, 1995, no event has occurred and is continuing which has had or could have or result in a Material Adverse Effect.

                  3.20 Hazardous Materials. Except as set forth on Schedule 3.20, the Real Property is free of contamination from any Hazardous Material. In addition, Schedule 3.20 discloses potential material environmental liabilities of Borrower or any of its Subsidiaries of which any of them have knowledge (i) related to noncompliance with the Environmental Laws, or (ii) associated with the Real Estate. Neither Borrower nor any of its Subsidiaries has caused or suffered to occur any Release with respect to any Hazardous Material at, under, above or within any real property which it owns or leases. Neither Borrower nor any of its Subsidiaries is involved in operations which could lead to the imposition of any liability or Lien on it, or any owner of any premises which it occupies, under any Environmental Law, and neither Borrower nor any of its Subsidiaries has permitted any tenant or occupant of such premises to engage in any such activity. Borrower has provided to Agent copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities and Costs, in each case relating to Borrower and each of its Subsidiaries.

                  3.21 Insurance Policies. Schedule 3.21 lists all insurance of any nature maintained for current occurrences by Borrower and its Subsidiaries, as well as a summary of the terms of such insurance. Borrower covenants that such Insurance complies with and shall at all times comply with the standards set forth on Annex H.

                  3.22 Deposit and Disbursement Accounts. Schedule 3.22 lists all banks and other financial institutions at which Borrower or its Subsidiaries maintains deposits and/or other accounts, including any disbursement accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

                  3.23 Government Contracts. Except as set forth on Schedule 3.23, neither Borrower nor any of its Subsidiaries is a party to any contract or agreement with the federal government and none of the Accounts are subject to the Federal Assignment of Claims Act (31 U.S.C. Section 3727) relative to the assignment of such Accounts.

                  3.24 Customer and Trade Relations. There exists no actual or threatened termination or cancellation of, or any material adverse modification or change in: (a) the business relationship of Borrower or any of its Subsidiaries with any customer or group of customers whose purchases individually or in the aggregate are material to the operations of Borrower, such Subsidiary, or Borrower and its Subsidiaries taken as a whole; or (b) the business relationship of Borrower or any of its Subsidiaries with any supplier material to the operations of Borrower, such Subsidiary, or Borrower and its Subsidiaries taken as a whole.

                  3.25 Agreements and Other Documents. As of the Closing Date, Borrower has provided (except as provided under the Prior Credit Agreement) to Agent, on behalf of Lenders, accurate and complete copies (or summaries) of all of the following agreements or documents to which Borrower or any of its Subsidiaries is subject: (a) each Plan; (b) supply agreements not terminable by Borrower or such Subsidiary, as appropriate, within sixty (60) days following written notice issued by Borrower or such Subsidiary; (c) purchase agreements not terminable by Borrower or such Subsidiary, as appropriate, within sixty (60) days following written notice issued by

Borrower or such Subsidiary; (d) leases of real property; (e) any lease of equipment having a remaining term of one (1) year or longer and requiring aggregate rental and other payments in excess of Fifty Thousand Dollars ($50,000) per annum; (f) licenses and permits necessary for the conduct of Borrower's or such Subsidiary's businesses; (g) employment, consulting, severance, "golden parachute" and other similar agreements with any officer of Borrower or such Subsidiary; (h) instruments or documents evidencing Indebtedness of Borrower or such Subsidiary and any security interest granted by Borrower or such Subsidiary with respect thereto; and (i) instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of Borrower or such Subsidiary.

                  3.26 Kansas Indebtedness. No default or event of default has occurred and is continuing under the Kansas Loan Documents.

4.       FINANCIAL STATEMENTS AND INFORMATION

                  4.1 Reports and Notices. (a) Borrower covenants and agrees that from and after the Closing Date and until the Commitment Termination Date, it shall deliver to Agent and/or Lenders, as required, the Financial Statements, notices and Projections at the times, to the Persons and in the manner set forth on Annex I.

                  (b) Borrower covenants and agrees that from and after the Closing Date, it shall deliver to Agent and/or Lenders, as required, the various Collateral Reports at the times, to the Persons and in the manner set forth on Annex J.

                  4.2 Communication with Accountants. Borrower authorizes Agent to communicate directly with its independent certified public accountants and tax advisors, including Coopers & Lybrand, and authorizes those accountants and advisors to disclose to Agent any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Borrower or any of its Subsidiaries. To permit Borrower's attendance thereat, Agent shall provide one (1) day's prior notice to Borrower of any such communications between Agent and the foregoing persons.

5.       AFFIRMATIVE COVENANTS

                  Borrower   covenants  and  agrees  that,  unless  Agent  shall
otherwise consent in writing, from and after the Closing Date and until the Commitment Termination Date:

                  5.1 Maintenance of Existence and Conduct of Business. Borrower shall, and shall cause each of its Subsidiaries to: (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its copyrights, patents, trademarks, trade names and all other intellectual property and rights as licensee or licensor thereof in use or useful in the conduct of its business, preserve all the remainder of its property, in use or useful in the conduct of its business and keep each of the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and (d) transact business only in such names as are set forth on Schedule 5.1.

                  5.2 Payment of Obligations. (a) Borrower shall: (i) pay and discharge or cause to be paid and discharged all Obligations; and (ii) prior to an Event of Default, pay and discharge, or cause to be paid and discharged, its Indebtedness other than the Obligations at the time such amounts are due and payable, and, subject to Section 5.2(b), pay and discharge or cause to be paid and discharged promptly all (A) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed), and (B) lawful claims for labor, materials, supplies and services or otherwise, before any thereof shall become in default.

                  (b) Borrower may in good faith contest, by proper legal action or proceedings, the validity or amount of any Charges or claims arising under
Section 5.2 (a) (ii); provided, that, at the time of commencement of any such action or proceeding, and during the pendency thereof (i) no Default or Event of Default shall have occurred, (ii) adequate reserves with respect thereto are maintained on the books of Borrower, in accordance with GAAP, (iii) such contest operates to suspend collection of the contested Charges or claims and such contest is maintained and prosecuted continuously and with diligence, (iv) none of the Collateral would be subject to forfeiture or loss or any Lien by reason of the institution or prosecution of such contest, (v) no Lien shall exist, be imposed or be attempted to be imposed for such Charges or claims during such action or proceeding, (vi) Borrower shall promptly pay or discharge such contested Charges and all additional charges, interest, penalties and expenses, if any, and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Borrower, and (vii) Agent has not advised Borrower in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

                  5.3 Books and Records. Borrower shall keep adequate records and books of account with respect to Borrower's and each of its Subsidiaries' business activities, in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements referred to in Section 3.4.

                  5.4 Litigation. Borrower shall notify Agent in writing, promptly upon learning thereof, of any litigation commenced or threatened against Borrower or any of its Subsidiaries, and of the institution against it of any suit or administrative proceeding that (a) may involve an amount in excess of One Hundred Thousand Dollars ($100,000) or (b) seeks injunctive relief or could have or result in a Material Adverse Effect if adversely determined.

                  5.5 Insurance. (a) Borrower shall maintain the policies of insurance described on Schedule 3.21 in form and with insurers recognized as adequate by Agent. Except to the extent permitted under Section 6.15, Borrower shall maintain such policies at its sole cost and expense. Such policies shall be in such amounts as are set forth on Schedule 3.21 and, in no event, less than the amounts maintained on the Closing Date, except for appropriate changes in such amounts resulting from acquisitions or dispositions made in accordance with this Agreement. Borrower shall notify Agent promptly of any occurrence causing a material loss or decline in value of any real or personal property and the estimated (or actual, if available) amount of such loss or decline. Except as otherwise specified on
Schedule 3.21, Borrower hereby directs all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Agent, on behalf of itself and Lenders. Borrower irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as Borrower's true and lawful agent and attorney-in-fact for the purpose, upon the occurrence and during the continuance of a Default or an Event of Default, of making, settling and adjusting claims under the "All Risk" policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such "All Risk" policies of insurance, and for making all determinations and decisions with respect to such "All Risk" policies of insurance. Unless a Default or an Event of Default shall have occurred and be continuing, at Borrower's request, Agent shall release casualty insurance proceeds to Borrower necessary to pay for the repair, replacement or reconstruction of the assets subject to such casualty, provided that Agent reasonably believes that, in the event that the reasonably anticipated costs of such repair, replacement or reconstruction will exceed the amount of such insurance proceeds, Borrower is and will be able to meet such additional cost. In the event Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, Agent, without waiving or releasing any Obligations or Default or Event of Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Agent deems advisable. All sums so disbursed, including attorneys, fees, court costs and other charges related thereto, shall be payable, on demand, by Borrower to Agent and shall be additional Obligations hereunder secured by the Collateral, provided, that, if and to the extent Borrower fails to promptly pay any of such sums upon demand therefor, Agent is authorized to, and at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrower for payment thereof.

                  (b) Agent reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance to, in Agent's sole opinion, adequately protect both Agent and Lenders' interests in all or any portion of the Collateral and to ensure that Borrower and each of its Subsidiaries is protected by insurance in amounts and with coverage customary for businesses engaged in their businesses. Upon the occurrence and during the continuance of any Default or Event of Default, Agent reserves the right at any time, upon review of Borrower's and/or any of its Subsidiaries' risk profile, to require additional forms and limits of insurance to, in Agent's sole opinion, adequately protect Agent's and Lenders' interests, including, but not limited to, their interests in the Collateral. Borrower shall, if so requested by Agent, deliver to Agent, from time to time upon request of Agent, a report of a reputable insurance broker, satisfactory to Agent, with respect to its insurance policies.

                  (c) On the Closing Date and from time to time thereafter, as requested by Agent, Borrower shall deliver to Agent endorsements (i) to all "All Risk" and business interruption insurance naming Agent, on behalf of itself and Lenders, as loss payee, and (ii) to all general liability and other liability policies naming Agent, on behalf of itself and Lenders, as additional insured.

                  5.6 Compliance with Laws. Borrower and each of its Subsidiaries shall comply in all material respects with all federal, state and local laws, regulations, orders and agreements (including conciliation agreements) applicable to it, including those relating to licensing, environmental, consumer credit, truth-in-lending, ERISA and labor matters.

                  5.7 Agreements. Borrower and each of its Subsidiaries shall perform in all material respects, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including any lease or customer contracts to which it is a party. Borrower or any of its Subsidiaries may terminate or modify any provision of any agreement to which it is a party, so long as such termination or modification could not have or result in a Material Adverse Effect.

                  5.8 Supplemental Disclosure. On the request of Agent (in the event that such information is not otherwise delivered by Borrower to Agent pursuant to this Agreement), so long as there are Obligations outstanding hereunder, and with reasonable frequency (unless a Default or an Event of Default has occurred and is continuing, then, in such case, as frequently as requested by Agent), Borrower will supplement each schedule or representation herein with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby; provided, however, that such supplement to such schedule or representation shall not be deemed an amendment thereof unless expressly consented to in writing by Agent and Requisite Lenders, and no such supplements, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver of any Default or Event of Default disclosed therein.

                  5.9 Employee Plans. Borrower shall notify Agent of (i) any and all claims, actions, or lawsuits asserted or instituted, and of any threatened litigation or claims, against Borrower, any of its Subsidiaries, or against any ERISA Affiliate in connection with any Plan or Qualified Plan or/and against any such Plan itself, or against any fiduciary of or service provided to any such Plan and (ii) the occurrence of any Reportable Event with respect to any Pension Plan.

                  5.10 Environmental Matters. Borrower shall, and shall cause all of its Subsidiaries to, (i) comply in all respects with the Environmental Laws applicable to it, (ii) notify Agent promptly after Borrower or such Subsidiary becomes aware of any Release upon any premises owned or occupied by it, and (iii) promptly forward to Agent a copy of any order, notice, permit, application, or any communication or report received by Borrower or such Subsidiary in connection with any such Release or any other matter relating to the Environmental Laws that may affect such premises or Borrower or such Subsidiary. The provisions of this Section 5.10 shall apply whether or not the Environmental Protection Agency, any other federal agency or any state, local or foreign environmental agency has taken or threatened any action in connection with any Release or the presence of any Hazardous Materials.

                  5.11 Landlords' Agreements, Bailee Letters and Mortgagee Agreements. Borrower shall have obtained as of the Closing Date a landlord's agreement in form and substance acceptable to Agent from the lessor of each leased premise currently being used by Borrower or any of its Subsidiaries and shall obtain such an agreement from the lessor of each premise leased after the Closing Date, in each case where Collateral is currently or may be located. Borrower shall have obtained as of the Closing Date a bailee letter in form and substance acceptable to Agent with respect to any warehouse currently being used by Borrower or any of its Subsidiaries and shall obtain such a letter with respect to each warehouse established after the Closing Date, in each case where Collateral is currently or may be located. Borrower shall have obtained as of the Closing Date a mortgagee's agreement in form and substance acceptable to Agent from the mortgagee of each owned property currently being used by Borrower or any of its Subsidiaries and shall obtain such an agreement from the mortgagee of each property mortgaged after the Closing Date, in each case where Collateral is currently or may be located. No real property shall be leased, established as a warehouse or acquired by Borrower or any of its Subsidiaries after the Closing Date, unless and until a landlord agreement, bailee letter or mortgagee agreement, as appropriate, shall first have been obtained in form and substance acceptable to Agent with respect to such location.

                  5.12 Leased Locations of Collateral. Borrower shall timely and fully pay and perform in all material respects its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located. Borrower shall promptly deliver to Agent copies of (a) any and all default notices received under or with respect to any such leased location or public warehouse and (b) any and all other notices received under or with respect to any such lease or other agreement. Upon Agent's request, Borrower shall promptly deliver to Agent copies of (i) all invoices received by Borrower for the payment of rent or other obligations with respect to any such leased location or warehouse and (ii) all cancelled checks evidencing payment of such rent and other obligations.

                  5.13 Subsidiaries. Prior to forming any Subsidiary, Borrower shall (a) provide not less than thirty (30) days prior written notice to Agent,
(b) receive the prior written consent of Agent, (c) enter into a pledge agreement with Agent, for the benefit of Agent and Lenders, pledging the capital stock of such Subsidiary as additional security for the Obligations and (d) cause such Subsidiary to enter into a guaranty, security agreement and all other mortgages, deeds of trust and other documents, instruments and agreements as Agent may request with Agent, for the benefit of Agent and Lenders, securing all of the assets of such Subsidiary as additional security for the Obligations.

                  5.14 Maintenance of Equipment and Fixtures. Borrower shall keep and maintain its Equipment and Fixtures in good operating condition sufficient for the continuation of Borrower's business conducted on a basis consistent with past practices, and Borrower shall provide or arrange for all maintenance and service and all repairs necessary for such purpose.

                  5.15 Purchase Offers. Promptly upon Borrower's receipt of any offer by any Person to acquire all or substantially all of Borrower's capital stock or assets, prior to execution or delivery of any document in response to such offer Borrower shall deliver a copy of such offer, together with all supporting documentation received by Borrower with respect thereto, to Agent for its review. Confidential information received by Agent and Lenders from Borrower pursuant to this Section 5.15 shall be subject to Section 10.14.

                  5.16 Board of Directors. Immediately upon any change in the composition of Borrower's board of directors, Borrower shall notify Agent of the same.

6.       NEGATIVE COVENANTS

                  Borrower  covenants  and agrees that,  without  Agent's  prior
written  consent,   from  and  after  the  Closing  Date  until  the  Commitment
Termination Date:

                  6.1 Mergers, Etc. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or, except as otherwise permitted by Section 5.13, form any Subsidiary.

                  6.2 Investments; Loans and Advances. Except as otherwise permitted by Sections 6.3 or 6.4, or by the Security Agreement, Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, make any investment in, or make or accrue loans or advances of money to any Person, through the direct or indirect lending of money, holding of securities or otherwise.

                  6.3 Indebtedness. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except (i) Indebtedness secured by Liens permitted under Section 6.7, (ii) the Revolving Credit Loan, the Term Loan, the Capital Expenditure Loan, the Letter of Credit Obligations and the other Obligations, (iii) deferred taxes, (iv) unfunded pension fund and other employee benefit plan obligations and liabilities not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate and then only to the extent they are permitted to remain unfunded under applicable law, (v) the Kansas Indebtedness, and (vi) subordinated Indebtedness incurred solely to redeem the preferred stock of Borrower owned by PST in accordance with this Agreement, provided, that, such Indebtedness is (a) subordinated in all respects to the indefeasible payment in full in immediately available funds of all Obligations and other payments owing to Agent and Lenders under or pursuant to this Agreement or any other Loan Document and (b) on terms and conditions, and in form and substance, acceptable to Agent in its sole and absolute discretion.

                  6.4 Employee Loans and Transactions. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, except as otherwise expressly permitted hereunder, enter into any lending, borrowing or other commercial transaction with any of its employees, officers, directors, Subsidiaries, Affiliates or related parties without the prior written consent of Agent, including (i) downstreaming or upstreaming of cash or intercompany advances or guarantees and (ii) payment of any management consulting, advisory or similar fee based on or related to Borrower's or such Subsidiary's operating performance or income or any percentage thereof other than full-time employment agreements and incentive compensation programs with current employees in accordance with the agreements described on Schedule 6.4, and (iii) payment of all or a portion of the salaries or compensation to any Person employed by any Affiliate of Borrower, including ARTRA and its Affiliates; provided, that in the case of the foregoing clause (iii) Borrower may make payments on behalf of ARTRA in respect of "BMS Healthcare" (or a replacement primary health care insurance provider) premiums and claims so long as the amount of such payments is fully reimbursed as an offset against payments (to the fullest extent of such payments in the consecutive order of their occurrence) owing by Borrower to ARTRA pursuant to the Tax Sharing Agreement. Borrower shall not: (a) permit the direct and indirect compensation of its ten (10) most highly compensated employees to exceed, in the aggregate, during any Fiscal Year one hundred twenty-five percent (125%) of the amount of such compensation during the immediately preceding Fiscal Year; or (b) amend, alter or otherwise modify Borrower's incentive or other compensation plans, or establish other such plans, except as required in accordance with Borrower's 1996 Bonus Incentive Program, as amended as of the Closing Date, provided that such program shall not permit Borrower to increase the amount of such compensation provided to its ten (10) highest paid employees above the amounts otherwise permitted in accordance with the foregoing clause
(a). Notwithstanding the foregoing, ARTRA shall be permitted to offer compensation to directors or employees of Borrower pursuant to an equity incentive plan, in form and substance reasonably satisfactory to Agent.

                  6.5 Capital Structure and Business. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to: (i) make any changes in any of its business objectives, purposes or operations which could in any way materially adversely affect the repayment of the Revolving Credit Loan, the Term Loan, the Capital Expenditure Loan, the Letter of Credit Obligations, or any of the other Obligations or could have or result in a Material Adverse Effect, (ii) make or permit to exist any change in its capital structure as described on
Schedule 3.10 (including the issuance of any shares of Stock, options, warrants or other securities or agreements convertible into Stock or any revision of the terms of its outstanding Stock other than pursuant to the Warrant), or (iii) amend its certificate or articles of incorporation or bylaws. Neither Borrower nor any of its Subsidiaries shall engage in any business other than the businesses currently engaged in by Borrower or such Subsidiary or businesses in industries related to the businesses currently engaged in by Borrower or such Subsidiary

                  6.6 Guaranteed Indebtedness. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, incur any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of Borrower, and (b) for Guaranteed Indebtedness incurred for the benefit of Borrower or such Subsidiary if the primary obligation is expressly permitted by this Agreement.

                  6.7 Liens. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on or with respect to any properties or assets (including any documents or instrument with respect to Goods or Accounts) of Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances. In addition, neither Borrower nor any of its Subsidiaries shall become a party to any agreement, note, indenture or instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of Agent, on behalf of itself and Lenders, as additional collateral for the Obligations.

                  6.8 Sale of Assets. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets, including the capital stock of any Subsidiary or any of its Accounts; provided, however, that the foregoing shall not prohibit: (a) the sale of Inventory in the ordinary course of business; (b) the disposition for fair market value of the New Jersey or Georgia Facilities after the operations thereof shall have been transferred to the Kansas Facility; or
(c) the disposition of other assets (excluding dispositions of Accounts and dispositions of Inventory not sold in the ordinary course of Business) which are no longer in use or useful to Borrower or such Subsidiary in the conduct of its business in an amount or amounts not exceeding One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate per annum.

                  6.9 Events of Default. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, take any action or omit to take any action, which act or omission would constitute (a) a Default or an Event of Default under, pursuant to, or noncompliance with any of, the terms of this Agreement or any of the other Loan Documents or (b) a default or an event of default which could cause or result in a Material Adverse Effect pursuant to, or noncompliance with, any other contract, lease, mortgage, deed of trust or instrument to which it is a party or by which it or any of its property is bound, or any document creating a Lien.

                  6.10 ERISA. Neither Borrower, any of its Subsidiaries, nor any ERISA Affiliate shall without Agent's prior written consent acquire any new
ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either an "accumulated funding deficiency", as defined in Section 302 of ERISA, or any "unfunded vested benefits", as defined in Section 4006(a)(3)(e)(iii) of ERISA, in the case of any plan other than a Multiemployer Plan, and in Section 4211 of ERISA in the case of a Multiemployer Plan. Additionally, neither Borrower, any of its Subsidiaries, nor any ERISA Affiliate shall, without Agent's prior written consent, permit or suffer any condition set forth on Schedule 3.13 to cease to be met and satisfied at any time; terminate any Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in liability to such Person; permit any accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; fail to make any contributions or fail to pay any amounts due and owing as required by the terms of any Plan before such contributions or amounts become delinquent; make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan; or at any time fail to provide Agent with copies of any Plan documents or governmental reports or filings, if requested by Agent.

                  6.11 Financial Covenants. Borrower shall not breach or fail to comply with any of the Financial Covenants (the "Financial Covenants") set forth on Annex K.

                  6.12  Hazardous  Materials.  Except as set  forth on  Schedule
3.20, Borrower shall not, nor shall Borrower permit any of its Subsidiaries or any other Person within its control to, cause or permit a Release or the presence, use, generation, manufacture, installation, Release, discharge, storage or disposal of any Hazardous Materials on, under, in, above or about any of its real estate or the transportation of any Hazardous Materials to or from any real estate where such Release or such presence, use, generation, manufacture, installation, Release, discharge, storage or disposal would violate or form the basis for liability under any Environmental Laws. If a Default or Event of Default shall have occurred and be continuing, Borrower, at its own expense, shall cause the performance of such environmental audits and preparation of such environmental reports as Agent may from time to time request as to any location at which Collateral is then located, by reputable environmental consulting firms acceptable to Agent, and in form and substance acceptable to Agent.

                  6.13   Sale-Leasebacks.   Neither  Borrower  nor  any  of  its
Subsidiaries shall engage in any sale-leaseback or similar transaction involving any of its assets.

                  6.14 Cancellation of Indebtedness. Neither Borrower nor any of its Subsidiaries shall cancel any claim or debt owing to it, except for reasonable consideration negotiated on an arm's-length basis and in the ordinary course of its business.

                  6.15 Restricted Payments. (a) Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, make any Restricted Payment; provided, however, that, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Borrower may: (a) make payments pursuant to the Tax Sharing Agreement (provided that such Restricted Payments shall be prohibited to the extent ARTRA does not repay Borrower the amounts described in Section 8.1(q) in accordance with the terms thereof) and the Services Agreement, in each case not to exceed the lesser of (i) Borrower's allocated portion of the items respectively covered by each such agreement and
(ii) the actual cost which Borrower would incur for each such respective item independently of Borrower's affiliation with ARTRA or any other Person party to either such agreement; (b) transfer the Harvey Receivable to ARTRA, provided, that, all of such Indebtedness shall be evidenced by one (1) note which shall duly pledged and delivered to Agent and (c) redeem against surrender of certificates therefor all of the shares of its outstanding preferred stock held by PST for an amount which does not exceed $2,100,000 in the aggregate (inclusive of all fees, costs and expenses incurred in connection therewith, and all distributions or other transfers of assets made in respect thereof).

                  6.16 Leases. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, enter into any lease of real property or similar agreement or arrangement; provided, that, in the event of the disposal of either or both of the New Jersey or Georgia Facilities, Borrower may enter into a lease of real property or similar agreement or arrangement for the purpose of continuing the applicable business of Borrower, so long as the rents under all of such leases, agreements or arrangements do not exceed Five Hundred Thousand Dollars ($500,000) in the aggregate for any successive twelve (12) month period.

                  6.17 Composition. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, cause or suffer the occurrence of any change in the composition of its Stockholders as of the Closing Date.

                  6.18 Fiscal Year. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, change its Fiscal Year.

                  6.19 Change of Corporate Name. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, change its corporate name.

                  6.20 Sale of Stock. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, sell (whether in a public or private offering or otherwise) or otherwise provide rights to any Person (other than rights provided to Borrower or Parent as of the Closing Date which are not otherwise prohibited by any Loan Document) with respect to any of its Stock, except pursuant to the exercise of the Warrant.

                  6.21 Cash Management. Except for petty cash accounts not to exceed Twenty Five Thousand Dollars ($25,000) in the aggregate, collectively, at any and all times, Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, accumulate or maintain cash in disbursement or payroll accounts as of any date of determination.

                  6.22 No Impairment of Upstreaming. Borrower shall not, nor shall Borrower permit or cause any of its Subsidiaries to, directly or indirectly, enter into or become bound by any agreement, instrument, indenture or other obligation which could directly or indirectly restrict, prohibit or require the consent of any Person with respect to the payment of dividends or distributions or the making of Intercompany Loans by any Subsidiary to Borrower.

                  6.23 No Amendment. Borrower shall not, nor shall Borrower permit or cause any of its Subsidiaries to, directly or indirectly, amend, restate, supplement or otherwise modify the Tax Sharing Agreement, the Services Agreement or that certain Employment Agreement dated as of January 1, 1994 between Borrower and Marshall E. Rodin. None of the Kansas Loan Documents shall be amended, restated, supplemented or otherwise modified.

                  6.24 No Change in Management. Borrower shall not cause or suffer the occurrence of any change in its senior management (including its chief executive officer, chief financial officer and chief operating officer) as of the Closing Date; provided, that, in the event of the resignation, retirement or death of any of the foregoing, Borrower shall replace the same with a Person reasonably acceptable to Agent.

                  6.25 Management Agreements. Except to the extent that the annual payments under all management consulting, advisory or other similar agreements of Borrower do not exceed $250,000 in the aggregate, Borrower shall not enter into any such agreement or amend, alter or otherwise modify, or renew or extend, any such agreement to which it is a party as of the Closing Date, including the consulting agreement between Borrower and Institute of Management Resources.

                  6.26 Overriding Agreements. Except as expressly specified in this Agreement, Borrower shall not pay, make, declare or guaranty or become obligated to pay, make, declare or guaranty, whether directly or indirectly, any dividend, distribution, payment, loan or advance, contribution, investment, Restricted Payment or other transfer of cash, property or other assets to or in respect of Parent, ARTRA, any Subsidiary of any of the foregoing, Peter R. Harvey or any of his family members, or any stockholder, employee, director, officer or Affiliate of any of the foregoing.

7.       TERM

                  7.1 Termination. The financing arrangements contemplated hereby shall be in effect until, and the Revolving Loan, Letters of Credit, Term Loan, Capital Expenditure Loan and all other Obligations shall be automatically due and payable in full on, the Commitment Termination Date; provided, however, that in the event of a prepayment of any part of the Obligations prior to the Commitment Termination Date with funds borrowed from any Person other than Lenders pursuant to this Agreement, Borrower shall simultaneously therewith pay to Agent, in full, in immediately available funds the Revolving Credit Loan, the Term Loan, the Capital Expenditure Loan, the Letter of Credit Obligations, and all other Obligations arising under this Agreement or any of the other Loan Documents.

                  7.2 Survival of Obligations Upon Termination of Financing Arrangements. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of Borrower or the rights of Agent and Lenders relating to any unpaid portion of the Revolving Credit Loan, the Term Loan, the Capital Expenditure Loan, the Letter of Credit Obligations or any other Obligation, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower, and all rights of Agent and Lenders, all as contained in the Loan Documents shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as the Revolving Credit Loan, the Term Loan, the Capital Expenditure Loan, the Letter of Credit Obligations and all of the other Obligations have been indefeasibly paid in full in accordance with the terms of the agreements creating such Obligations.

8.       EVENTS OF DEFAULT: RIGHTS AND REMEDIES

                  8.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

                  (a) (i) Borrower shall fail to make any payment hereunder or under any of the other Loan Documents when due and payable or declared due and payable any payment of principal of, interest on or Fees with respect to the Revolving Credit Loan, the Term Loan or the Capital Expenditure Loan, or any payment of Fees with respect to the Letter of Credit Obligations.

                  (ii) Borrower shall fail to make any payment, other than with respect to Obligations, required by the terms hereof or of any other Loan Document, when due and payable and the same shall remain unremedied for a period ending on the first to occur of three (3) Business Days after Borrower shall (A) receive written notice of such failure from Agent or (B) become aware of such failure.

                  (b) Borrower shall fail or neglect to perform, keep or observe any of the provisions of Section 1.12 or Section 6, including any of the provisions set forth on Annexes C and K, respectively, or there shall exist any agreement or other document accomplishing or purporting to accomplish (whether on a conditional basis or otherwise) any event, condition or other occurrence prohibited by any Loan Document.

                  (c) Borrower shall fail or neglect to perform, keep or observe any term or provision of this Agreement (other than any such term or provision referred to in other paragraphs of this Section 8.1) or of any of the other Loan Documents, and the same shall remain unremedied for a period ending on the first to occur of thirty (30) days after Borrower shall (i) receive written notice of any such failure from Agent or (ii) become aware thereof.

                  (d) Borrower shall, or shall cause or permit any of its Subsidiaries to, fail to timely and fully pay and perform its obligations in all material respects under all leases and other agreements with respect to each leased location or public warehouse, if any, at which Collateral is located or shall fail or neglect to perform, keep or observe any of the provisions of
Section 5.12; provided, that, Borrower may in good faith contest, by proper legal action or proceedings, the validity, amount or enforcement of any such obligation or provision, so long as, at the time of commencement of any such action or proceeding, and during the pendency thereof (i) no Default or Event of Default shall have occurred, (ii) adequate reserves with respect thereto are maintained on the books of Borrower, in accordance with GAAP, (iii) such contest operates to suspend collection of the contested obligations, or enforcement of the contested provisions, and such contest is maintained and prosecuted continuously and with diligence, and (iv) Agent has not advised Borrower in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

                  (e) A default shall occur under any other agreement, document or instrument to which Borrower is a party or by which Borrower or Borrower's property is bound and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of Borrower in an aggregate amount exceeding One Hundred Thousand Dollars ($100,000) or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding One Hundred Thousand Dollars ($100,000) to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

                  (f) Any representation or warranty herein or in any other Loan Document or in any written statement pursuant thereto or hereto, or any report, financial statement or certificate made or delivered to Agent or any Lenders by Borrower shall be untrue or incorrect in any material respect, as of the date when made or deemed made (including those made or deemed made pursuant to Section 2.2).

                  (g) Any material amount of the assets of Borrower or any of its Subsidiaries shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of Borrower or such Subsidiary, as the case may be, and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Person other than Borrower shall apply for the appointment of a receiver, trustee or custodian for any of Borrower's assets and shall remain unstayed or undismissed for sixty

(60) consecutive days; or Borrower or such Subsidiary, as the case may be, shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

                  (h) A case or proceeding shall have been commenced against Borrower or any of its Subsidiaries in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or any of its Subsidiaries or of any substantial part of any of their properties, or (iii) ordering the winding up or liquidation of the affairs of Borrower or such Subsidiary and such case or proceeding shall remain undismissed or unstayed for thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

                  (i) Borrower or any of its Subsidiaries shall (i) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or any of its Subsidiaries or of any substantial part of any of their properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action.

                  (j) A final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of One Hundred Thousand Dollars ($100,000) in the aggregate shall be rendered against Borrower or any of its Subsidiaries unless the same shall be (i) fully covered by insurance in accordance with Section 5.5 or (ii) vacated, stayed, bonded, paid or discharged within a period of thirty (30) days from the date of such judgment.

                  (k) Any event not specified in this Section 8 shall have occurred which Agent reasonably believes could have or could result in a Material Adverse Effect and Agent shall have given Borrower at least ten (10) days notice thereof.

                  (l) Any provisions of any Collateral Document, including the Security Agreement or any Mortgage, after delivery thereof pursuant to Section 2.1, shall for any reason cease to be valid, binding and enforceable in accordance with its terms in a manner which, in Agent's sole and absolute discretion, could adversely affect Agent, Lenders or the Collateral, or any security interest created under any Collateral Document, including the Security Agreement or any Mortgage, shall cease to be a valid and perfected security interest or Lien having the first priority in any of the Collateral purported to be covered thereby (subject only to Permitted Encumbrances).

                  (m) Without Agent's prior written consent, (i) there shall occur any Change in Control.

                  (n) Without Agent's prior written consent, there shall occur any (i) merger, acquisition or consolidation transaction involving Borrower or
(ii) sale of all or substantially all of the assets of Borrower.

                  (p) Any determination or notice is received by Borrower from the United States (or any department or agency thereof) with respect to a claim or other assertion for damages or any other amounts resulting from any violation of the Davis-Bacon Act by Borrower in the construction of its Kansas Facility, which claim or other assertion could, in the sole and absolute discretion of Agent, result in a Material Adverse Affect or otherwise adversely affect Borrower's ability to repay the Obligations pursuant to the Loan Documents or the rights and privileges of Agent or Lenders thereunder.

                   (q) ARTRA shall fail to repay in full to Borrower as soon as possible and, in any event, in individual increments of at least $50,000 not later than March, June, September and December of 1997 and 1998, the $400,000 Loan advanced by Borrower to ARTRA pursuant to the Acknowledgment and Consent dated as of December 28, 1994 between Borrower and Agent.

                  8.2 Remedies. If any Default or Event or Default shall have occurred and be continuing, Agent may, without notice, take any one or more of the following actions: (a) increase the rate of interest applicable to the Revolving Credit Loan and/or Term Loan and/or the Capital Expenditure Loan to the Default Rate, as provided in Section 1.8(e); or (b) terminate this facility with respect to further Revolving Credit Advances, Capital Expenditure Advances, and/or Letter of Credit Obligations, whereupon any further Revolving Credit Advances or Letter of Credit Obligations shall be made or incurred in Agent's sole discretion. If any Event of Default shall have occurred and be continuing, Agent may, without notice, (x) declare all or any portion of the Obligations, including all or any portion of the Revolving Credit Loan and/or the Term Loan and/or the Capital Expenditure Loan and/or the Letter of Credit Obligations, to be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower; and (y) exercise any rights and remedies provided to Agent under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided, however, that upon the occurrence of an Event of Default specified in
Section 8.1(g), (h) or (i), all of the Obligations, including the Revolving Credit Loan, the Letter of Credit Obligations, the Term Loan and the Capital Expenditure Loan, shall become immediately due and payable without declaration, notice or demand by Agent.

                  8.3 Waivers by Borrower. Except as otherwise provided for in this Agreement or by applicable law, Borrower waives: (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which Borrower may in any way be liable, and hereby ratifies and confirms whatever Agent may do in this regard, (ii) all rights to notice and a hearing prior to Agent's taking possession or control of, or to Agent's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions evidenced by this Agreement and the other Loan Documents and understands fully the terms, conditions and implications of each of the foregoing.

9.       ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

                  9.1 Assignments and Participations. GE Capital may assign its rights and delegate its obligations as a Lender under this Agreement and, further, may assign, or sell participations in, all or any part of its Revolving Credit Advances, its Commitments, its portion of the Letter of Credit
Obligations, the Term Loan and the Capital Expenditure Loan or any other interest herein or in its Revolving Credit Note, in its Term Loan Notes or in its Capital Expenditure Loan Notes to an Affiliate or to any other Person.

                  Unless Agent shall have otherwise agreed in writing, no other Lender shall assign any of its rights or delegate any of its obligations under this Agreement or any of the other Loan Documents or assign, or sell any participation in, all or any part of its Revolving Credit Advances, its Commitments, its portion of the Letter of Credit Obligations, Term Loan or Capital Expenditure Loan or any other interest herein or in its Revolving Credit Note, in its Term Loan Notes or in its Capital Expenditure Loan Notes to any Affiliate or other Person.

                  In the case of an assignment by GE Capital under this Section 9.1, (or in the event, if any, that Agent shall so agree in writing, an assignment by another Lender) (a) prior to such assignment, the proposed assignee shall have complied with the then applicable provisions of Section 1.19(b) and (b) the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment or portion of the Term Loan or Capital Expenditure Loan or assigned portion of any thereof. After the consummation of any assignment hereunder, Agent shall notify Borrower of the same within a reasonable period of time. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's liability to make Revolving Credit Advances, fund the Term Loan or the Capital Expenditure Loan or incur Letter of Credit Obligations hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share.

                  GE Capital may (or, in the event, if any, that Agent shall so agree in writing, another Lender may) sell participations in all or any part of any Revolving Credit Advances made, any funding of the Term Loan or Capital Expenditure Loan made, or any Letter of Credit Obligations incurred, by it as a Lender to an Affiliate or any other Person; provided that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (a) any reduction in the principal amount, interest rate or fees payable with respect to any Revolving Credit Advances or portion of the Term Loan or Capital Expenditure Loan in which such holder participates, (b) any extension of the final scheduled maturity date of the principal amount of the Revolving Credit Advances or portion of the Term Loan or Capital Expenditure Loan in which such holder participates, and (c) any release of any

Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Borrower hereby acknowledges and agrees that any participation will give rise to a direct obligation of Borrower to the participant and the participant shall for purposes of Sections 1.16, 1.17 and 9.3 be considered to be a "Lender".

                  Unless Agent shall have otherwise agreed in writing, no Lender, other than GE Capital, shall sell any participation in all or any part of any Revolving Credit Advances made, any funding of the Term Loan or Capital Expenditure Loan made, or any Letter of Credit Obligations incurred, by it to any Affiliate or other Person.

                  Except as otherwise provided in this Section 9.1, no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Revolving Credit Advances, the Revolving Credit Notes, the Term Loan, the Term Loan Notes, the Capital Expenditure Loan, the Capital Expenditure Loan Notes, the Letter of Credit Obligations, or other Obligations owed to such Lender. Any Lender permitted to sell assignments and participations under this Section 9.1 may furnish any information concerning Borrower and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants).

                  Borrower shall assist any Lender permitted to sell assignments or participations under this Section 9.1 in whatever manner reasonably necessary in order to enable or effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the preparation of informational materials for, and the participation of relevant management in meetings with, potential assignees or participants; provided, that, aside from nominal expenses, Borrower shall not be responsible for the due diligence expenses or attorney's fees or expenses of any such prospective assignee or participant, except as otherwise required herein and, without limiting the foregoing, in Section 1.19(c). Borrower shall certify the correctness, completeness and accuracy of all descriptions of Borrower and its affairs contained in any selling materials and all information provided by Borrower and included in such materials.

                  9.2 Appointment of Agent. GE Capital is hereby appointed Agent hereunder to act on behalf of all Lenders as Agent under this Agreement and the other Loan Documents. The provisions of this Section 9.2 are solely for the benefit of Agent and Lenders and neither Borrower, any of its Subsidiaries nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower, any Subsidiary of Borrower or any other Person. Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Neither Agent nor any of its officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, unless caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted.

                  The agency hereby created shall in no way impose any of the rights and powers of, or impose any duties or obligations upon, Agent in its individual capacity as a Lender hereunder. Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder. Agent may resign at any time by giving thirty (30) days prior written notice thereof to Lenders and Borrower. Upon any such resignation, Requisite Lenders shall have the right, upon five (5) days notice to Borrower, to appoint a successor Agent. Upon acceptance of appointment, the successor Agent shall succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations under this Agreement and the other Loan Documents.

                  If Agent shall request instructions from Requisite Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders, and Agent shall not incur liability to any Person by reason of so refraining. Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document or (b) if Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders.

                  Except where this Agreement requires that the written consent of Lenders, or a Lender, be presented to Borrower, Borrower may rely on the signature of Agent as presumptive evidence of the consent of Lenders or such Lender.

                  9.3 Set-Off and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Revolving Credit Note is hereby authorized at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower (regardless of whether such balances are then due to Borrower) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of Borrower against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Revolving Credit Note, Term Loan Note or Capital Expenditure Loan Note having a right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the Obligations, purchase for cash (and the other Lenders or holders shall sell) such participations in each such other

Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such excess to other Lenders and holders and (b) any Lender or holders so purchasing a participation in the Revolving Credit Advances or funding of the Term Loan or the Capital Expenditure Loan made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of Revolving Credit Advances, the Term Loan, the Capital Expenditure Loan and other Obligations in the amount of such participation.

                  9.4 Disbursement of Funds. Agent may, on behalf of Lenders, disburse funds to Borrower for Revolving Credit Advances requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Revolving Credit Advance before Agent disburses same to Borrower. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower and Borrower shall immediately repay such amount to Agent. Nothing in this Section 9.4 or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  9.5      Disbursements of Advances, Payments and Information.

                           (a)  Revolving  Credit  Advances  and  Payments;  Fee
Payments.

                                 (i)  The  Revolving  Credit  Loan  balance  and
Capital Expenditure Loan balance may fluctuate from day to day through Agent's disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and each Lender, Revolving Credit Advances and payments in respect thereof will be settled according to the procedures described in Section 9.5(a)(ii) and 9.5(a)(iii). Notwithstanding these procedures, each Lender's obligation to fund its portion of any Advances made by Agent to Borrower will commence on the date such Advances are made by Agent. Such payments will be made by each Lender without setoff, counterclaim or reduction of any kind.

                                 (ii) On the second  Business  Day of each week,
or more frequently (including daily) if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of the Revolving Credit Loan balance and Capital Expenditure Loan balance as of the close of business on the second Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust the amount of such Lender's portion of the Revolving Credit Loan or Capital Expenditure Loan to such Lender's Pro Rata Share of the Revolving Credit Loan or Capital Expenditure Loan as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 12:00 noon (Chicago time) on the first Business Day following the Settlement Date. Notwithstanding the foregoing, if

Agent so elects, Agent may require that each Lender make its Pro Rata Share of any requested Revolving Credit Advance or Capital Expenditure Advance available to Agent for disbursement prior to the funding of such Revolving Credit Advance or Capital Expenditure Advance. If Agent elects to require that such funds be so made available, Agent shall advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of the requested Revolving Credit Advance or Capital Expenditure Advance no later than 11:00 a.m. (Chicago time) on the date of funding thereof, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Revolving Credit Advance or Capital Expenditure Advance, in same day funds, by wire transfer to Agent's account not later than 12:00 noon (Chicago time) on the date of funding such Revolving Credit Advance or Capital Expenditure Advance

                                 (iii) For purposes of this Section 9.5(a)(iii),
the following terms and conditions will have the following meanings:

                                    (A)  "Daily  Loan  Balance"  means an amount
calculated as of the end of each calendar day by subtracting (i) the cumulative principal amount paid by Agent to a Lender with respect to the Revolving Credit Loan and Capital Expenditure Loan from the Closing Date through and including such calendar day, from (ii) the cumulative principal amount of the Revolving Credit Loan and Capital Expenditure Loan advanced by such Lender to Agent from the Closing Date through and including such calendar day.

                                    (B) "Daily  Interest  Rate"  means an amount
calculated by dividing the interest rate payable to a Lender on the Revolving Credit Loan and Capital Expenditure Loan (as set forth in Section 1.8) as of each calendar day by three hundred sixty (360) days.

                                    (C) "Daily Interest  Amount" means an amount
calculated by multiplying the Daily Loan Balance of the Revolving Credit Loan and Capital Expenditure Loan by the associated Daily Interest Rate on the Revolving Credit Loan and Capital Expenditure Loan.

                                    (D)   "Interest   Ratio"   means  a   number
calculated by dividing the total amount of interest on the Revolving Credit Loan and Capital Expenditure Loan received by Agent during the immediately preceding month by the total amount of interest on the Revolving Credit Loan and Capital Expenditure Loan due from Borrower during the immediately preceding month.

On the first Business Day of each calendar month (an "Interest Settlement Date"), Agent will advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of interest paid and Fees paid for the benefit of Lenders on the Revolving Credit Loan, interest paid on the Term Loan and the Capital Expenditure Loan and Fees paid pursuant to Annex B in respect of Letter of Credit Obligations, each as of the end of the last day of the immediately preceding month. Provided that such Lender has made all payments required to be made by it under this Agreement and the other Loan Documents, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on its signature page to this Agreement or the applicable Lender Addition Agreement, as amended by such Lender from time to time after the Closing Date pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 12:00 noon (Chicago time) on the next Business Day following the Interest Settlement Date, such Lender's Pro Rata Share of interest paid and Fees paid for the benefit of Lenders on the Revolving Credit Loan, interest paid on the Term Loan and the Capital Expenditure Loan and Fees paid pursuant to Annex B in respect of Letter of Credit Obligations. Such Lender's Pro Rata Share of interest on the Revolving Credit Loan and Capital Expenditure Loan will be calculated by adding together the Daily Interest Amounts for each calendar day of the prior month for the Revolving Credit Loan and Capital Expenditure Loan and multiplying the total thereof by the Interest Ratio for the Revolving Credit Loan and Capital Expenditure Loan.

                  (b)      Availability of Lender's Pro Rata Share.

                  (i) Agent may assume that each Lender will make its Pro Rata Share of each Revolving Credit Advance and Capital Expenditure Advance available to Agent on the first Business Day following the next Settlement Date. If such Pro Rata Share is not, in fact, paid to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind.

                  (ii) Nothing contained in this Section 9.5(b) will be deemed to relieve any Lender of its obligation to fulfill its Commitments or to prejudice any rights Agent or Borrower may have against any Lender as a result of any default by such Lender under this Agreement.

                   (iii) Without limiting the generality of the foregoing, each Lender shall be obligated to fund its Pro Rata Share of any Revolving Credit Advance made after any acceleration of the Obligations with respect to any Letter of Credit Obligations.

                           (c)      Return of Payments.

                  (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

                  (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

                           (d)      Dissemination of Information.

                  Agent will use reasonable efforts to provide Lenders with any information received by Agent from Borrower which is required to be provided to Lenders hereunder, with any notice of Default or Event of Default received by Agent from Borrower, with any notice of Default or Event of Default delivered by Agent to Borrower, with notice of any Default or Event of Default of which Agent has become aware and with notice of any action taken by Agent following any Default or Event of Default; provided, however, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted.

10. MISCELLANEOUS

                  10.1 Successors and Assigns. This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of Borrower, Agent, Lenders and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of
Agent and Requisite Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Agent shall be null and void, as if the same shall have never occurred. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of Borrower, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

                  10.2 Complete Agreement; Modification of Agreement. The Loan Documents constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 10.2. Any Letter of Interest, Commitment Letter, proposal or other similar letter or understanding between Borrower and Agent or any of its affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be merged with and into and superseded by this Agreement.

                  10.3 Amendments and Waivers. (a) Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement or any of the Revolving Credit Notes, Term Loan Notes or Capital Expenditure Loan Notes or consent to any departure by Borrower or any of its Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and/or Requisite Lenders (as required by the terms hereof) and Borrower.

                  (b) In furtherance of and without limiting the foregoing, no amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which (i) increases the percentage advance rates set forth in the definition of Borrowing Base or (ii) makes less restrictive the nondiscretionary criteria for exclusion from Eligible Accounts and Eligible Inventory set forth in Annex F and G shall be effective unless the same shall be in writing and signed by Requisite Lenders and Borrower.

                  (c) Notwithstanding the foregoing, except to the extent permitted by any applicable Lender Addition Agreement, no amendment, modification, termination or waiver shall, unless in writing and signed by each affected Lender, do any of the following: (a) increase the principal amount of the Commitment of any affected Lender; (b) reduce the principal of, rate of interest on or Fees payable with respect to any Revolving Credit Advance, interest payable with respect to the Term Loan or Capital Expenditure Loan or Fees payable with respect to any Letter of Credit Obligation; (c) extend the final scheduled maturity date of the principal amount of the Revolving Credit Loan, the Term Loan or the Capital Expenditure Loan; (d) waive, forgive, defer, extend or postpone any payment required hereunder; (e) release any Guarantor; (f) except as otherwise contemplated herein or in one of the other Loan Documents, permit Borrower to sell or otherwise dispose of any Collateral with a value exceeding Fifty Thousand Dollars ($50,000) in the aggregate; (g) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Revolving Credit Loan which shall be required for Lenders or any of them to take any action hereunder; (h) release Collateral with a value exceeding Fifty Thousand Dollars ($50,000) in the aggregate (except if the sale or other disposition of such Collateral is permitted under the Agreement or one of the other Loan Documents); and (i) amend or waive this
Section 10.2 or the definitions of the terms used in this Section 10.2 insofar as the definitions affect the substance of this Section 10.2; and provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under this agreement or any other Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Revolving Credit Note, Term Loan Note or Capital Expenditure Loan Note shall be effective without the written concurrence of the holder of such Note. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.2 shall be binding upon each holder of the Revolving Credit Notes, the Term Loan Notes and the Capital Expenditure Loan Notes at the time outstanding and each future holder of the Revolving Credit Notes, the Term Loan Notes and the Capital Expenditure Loan Notes.

                  10.4 Fees and Expenses. Borrower shall reimburse Agent for all reasonable out-of-pocket expenses reasonably incurred in connection with (a) the preparation of the Loan Documents (including the reasonable fees and expenses of all of its special loan counsel, advisors, consultants and auditors retained in connection with the Loan Documents and the transactions contemplated thereby and advice in connection therewith), (b) wire transfers to the account of Borrower and (c) Letter of Credit Obligations. Borrower shall reimburse Agent for all reasonable fees, costs and expenses reasonably incurred, including the fees, costs and expenses of counsel or other advisors (including environmental and management consultants) for advice, assistance, or other representation in connection with:

                  (a) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of the Revolving Credit Advances, the Term Loan and the Capital Expenditure Loan;

                  (b) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the loans made pursuant hereto or its rights hereunder or thereunder;

                  (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to Agent by virtue of the Loan Documents;

                  (d) any attempt to enforce any rights of Agent or any Lender against Borrower or any other Person that may be obligated to Agent or any Lender by virtue of any of the Loan Documents;

                  (e) any attempt to (i) monitor the Revolving Credit Loan, Letter of Credit Obligations, the Term Loan, the Capital Expenditure Loan or any of the other Obligations, (ii) evaluate, observe, assess Borrower, any of its Subsidiaries or their respective affairs, and (iii) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral;

including all the attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings; and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section 10.3 shall be payable, on demand, by Borrower to Agent. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services. Notwithstanding the foregoing (a) Agent shall charge Borrower according to Agent's policy in effect from time to time and on the same basis that Agent charges other Borrowers with respect to fees, costs and expenses of photocopying and duplication, long distance telephone charges, air express charges, telegram charges, and secretarial overtime charges and (b) all fees, costs and expenses incurred in connection with any valuation performed pursuant to the Warrant shall be governed by the terms of the Warrant.

                  10.5 No Waiver. Agent's or any Lender's failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement and any of the other Loan Documents shall not waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of an Event of Default under this Agreement or any of the other Loan Documents shall not suspend, waive or affect any other Event of Default under this Agreement and any of the other Loan Documents whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by Borrower under this Agreement and no defaults by Borrower under any of the other Loan Documents shall be deemed to have been suspended or waived by Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and Requisite Lenders and directed to Borrower specifying such suspension or waiver.

                  10.6 Remedies. Agent's and Lenders' rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

                  10.7 Severability. Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  10.8 Conflict of Terms. Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

                  10.9 Authorized Signature. Until Agent shall be notified by Borrower to the contrary, the signature upon any document or instrument delivered pursuant hereto of an officer of Borrower listed on Schedule 10.8 shall bind Borrower and be deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors.

                  10.10 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER, AGENT AND LENDERS HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS,

PROVIDED, THAT AGENT, LENDERS AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF COOK, CITY OF CHICAGO, ILLINOIS AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND
BORROWER HEREBY AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE UPON CT CORPORATION SYSTEM, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH ACTION OR SUIT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ON ANNEX L OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BORROWER REFUSES TO ACCEPT SERVICE, BORROWER HEREBY AGREES THAT THE FOREGOING SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  10.11 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 10.10), (iii) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated on Annex L or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Agent) designated on Annex L to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  10.12 Section Titles. The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  10.13 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                  10.14 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  10.15 Confidentiality. So long as no Default or Event of Default has occurred, Agent and each Lender agrees to exercise reasonable efforts to keep any non-public information delivered or made available to it pursuant to this Agreement or any other Loan Document, which Borrower has identified as confidential information, confidential from all Persons other than
(a) officers, employees, agents, designees, representatives or affiliates of Agent or Lenders, (b) bona fide prospective or actual assignees, transferees or participants of Agent or Lenders pursuant to Section 1.19(b) or 9.1, (c) consultants or advisors that have agreed to comply with this Section 10.14 on terms and conditions conforming to Agent's policy in effect from time to time, or (d) as required or requested by any Governmental Authority or representative thereof or pursuant to a legal process or as required in connection with the exercise of any remedy under this Agreement or any of the other Loan Documents.


                            [signature page follows]

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                               BAGCRAFT CORPORATION OF AMERICA


                               By:  ________________________________

                               Title:  _____________________________



                               GENERAL ELECTRIC CAPITAL
                               CORPORATION, as Agent and as Lender


                               By:  _______________________________

                               Title:  Duly Authorized Signatory

                                     ANNEX A
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                                   DEFINITIONS

                  Capitalized terms used in the Agreement shall have (unless otherwise provided elsewhere in the Agreement) the following respective meanings and all section references in the following definitions shall refer to sections of the Agreement:

                  "Account   Debtor"  shall  mean  any  Person  who  may  become
obligated to Borrower, or any of its Subsidiaries under, with respect to, or on account of, an Account.

                  "Accounts" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, and, in any event, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, documents or instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower or any of its Subsidiaries, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code), (b) all of Borrower's and each of its Subsidiaries' rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services,
(c) all of Borrower's and each of its Subsidiaries' rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to Borrower, or any of its Subsidiaries, under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower or any of its Subsidiaries or in connection with any other transaction (whether or not yet earned by performance on the part of Borrower or such Subsidiary, as appropriate) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

                  "Advance" shall mean any Revolving Credit Advance or Capital Expenditure Advance, as the context may require.

                  "Affiliate" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (iii) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" shall mean GE Capital or its successor appointed pursuant to Section 9.2.

                  "Agreement" shall mean the Amended and Restated Credit Agreement dated as of the Closing Date by and among Borrower, Agent and Lenders, including all restatements and modifications thereof and amendments and supplements thereto and any appendices, exhibits, schedules or annexes to any of the foregoing, and shall refer to the Agreement as the same may be in effect at any and all times such reference becomes operative.

                  "ARTRA" shall mean ARTRA GROUP Incorporated, a Pennsylvania corporation.

                  "Asset Disposition" shall mean the sale, transfer, conveyance, assignment, sale and leaseback or other disposition or the pledge, mortgage or other encumbrance by Borrower of any of its properties or other assets, including the capital stock of any Subsidiary or any of its Accounts, except for the sale of inventory in the ordinary course pursuant to the terms of the Agreement.

                  "Borrower" shall mean Bagcraft Corporation of America, a Delaware corporation.

                  "Borrowing Availability" shall have the meaning assigned to it in Section 1.1(a).

                  "Borrowing Base" shall mean at any time an amount determined by Agent from time to time, equal to the sum at such time of:

                  (a)  Up to eighty-five percent (85%) of Eligible Accounts; and

                  (b) up to (i) fifty-five percent (55%) of Eligible Inventory not consisting of Min- Max Inventory and (ii) sixty percent (60%) of Eligible Inventory consisting of Min-Max Inventory, valued, in each case, on a first-in, first-out basis (at the lower of cost or market).

                  "Borrowing Base Certificate" shall mean a certificate in the form attached to the Agreement as Exhibit B.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Illinois and in reference to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.

                  "Capital Expenditure Advance" shall have the meaning assigned to it in Section 1.3(a).

                  "Capital Expenditure Loan" shall mean the aggregate amount of Capital Expenditure Advances outstanding at any time.

                  "Capital Expenditure Loan Availability" shall mean, as of any date of determination, the lesser of (a) the Capital Expenditure Loan Commitment as of such date less the aggregate amount of all Capital Expenditure Advances made under this Agreement through such date of determination and (b) $20,000,000 less the sum of (i) aggregate amount of all Capital Expenditure Advances made under this Agreement through such date of determination and (ii) the then outstanding aggregate principal amount of the Term Loan, all of the foregoing calculated without giving effect to any payments or prepayments of principal in respect of the Capital Expenditure Loan which may have been made at any time or from time to time on or prior to such date of determination.

                  "Capital Expenditure Loan Commitment" shall mean (a) as to any Lender with a Capital Expenditure Loan Commitment, the aggregate commitment of such Lender to make the Capital Expenditure Advances as set forth on the signature page to the Agreement or in the most recent Lender Addition Agreement executed by such Lender and (b) as to all Lenders with a Capital Expenditure Loan Commitment, the aggregate commitment of all Lenders to make Capital Expenditure Advances, which aggregate commitment shall be the lesser of (i) Three Million Dollars ($3,000,000) and (ii) eighty percent (80%) of the aggregate Hard Costs of all Equipment acquired with proceeds of the Capital Expenditure Loan.

                  "Capital   Expenditure  Loan  Note"  shall  have  the  meaning
assigned to it in Section 1.3(b).

                  "Capital Expenditures" shall mean all payments (including all payments under Capital Leases, installment purchase agreements and other similar purchase money financing arrangements) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year and that are required to be capitalized under GAAP, to the extent so required.

                  "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet, other than, with respect to such Person, any such lease under which such Person is the lessor.

                  "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

                  "Change in Control" shall mean any event, transaction or occurrence as a result of which (a) after the Closing Date, any Person or "group" shall acquire "beneficial ownership" (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934, as amended), either directly or indirectly, of more than twenty-five percent (25%) of the outstanding shares of Stock of ARTRA having the right to vote for the election of directors of ARTRA under ordinary circumstances, (b) ARTRA shall cease to own and control all of the economic and voting rights associated with all outstanding shares of each class of capital Stock of Parent on a fully diluted basis, (c) other than the shares of Borrower's preferred stock owned by PST as of the Closing Date, Parent shall cease to own and control all of the economic and voting rights associated with all outstanding shares of each class of capital Stock of Borrower on a fully diluted basis or (d) the existence of any agreement or other document accomplishing or purporting to accomplish (whether on a conditional basis or otherwise) any of the foregoing.

                  "Charges" shall mean all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the employees, payroll, income or gross receipts of Borrower or any of its Subsidiaries, (iv) Borrower's or any of its Subsidiaries' ownership or use of any of its properties or other assets, or (v) any other aspect of Borrower's or any of its Subsidiaries' businesses.

                  "Chattel Paper" shall mean any "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located.

                  "Closing Date" shall mean the date of execution of the Agreement.

                  "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's or any Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction solely for purposes of the provisions of the Loan Documents relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "Collateral" shall mean the property covered by the Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself and Lenders, to secure the Obligations.

                  "Collateral Documents" shall mean the Security Agreement, the Pledge Agreement, the Mortgages, the Copyright Assignments, the Patent and Trademark Assignments and any other agreement or other document pursuant to which a security interest or Lien is granted in favor of Agent, on behalf of itself and Lenders, to secure the Obligations.

                  "Collateral Reports" shall mean the reports with respect to the Collateral referred to in Section 3.5.

                  "Collection Account" shall mean that certain account of Agent, account number 502 328 54 in the name of General Electric Capital Corporation, Commercial Finance Group, at Bankers Trust Company, 17 Wall Street, New York, New York ABA number 021 001 033.

                  "Commitment" or "Commitments" shall mean (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment, Term Loan Commitment and Capital Expenditure Loan Commitment as set forth on the signature page to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments, Term Loan Commitments and Capital Expenditure Loan Commitments, which aggregate commitment shall not exceed Thirty Eight Million Dollars

($38,000,000) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

                  "Commitment Termination Date" shall mean the earliest of (i) September 30, 2002, (ii) the date of termination of Lenders' obligations to advance funds or permit existing advances to remain outstanding pursuant to
Section 8.2, and (iii) the date of indefeasible prepayment in full by Borrower of the Revolving Credit Loan, the Term Loan and the Capital Expenditure Loan in accordance with the provisions of Section 1.5 and discharge of all Letter of Credit Obligations and all other Obligations under the Agreement and the other Loan Documents.

                  "Concentration Account" shall have the meaning assigned to it in Annex C.

                  "Contracts" shall mean all "contracts," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, and, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Borrower or any of its Subsidiaries may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

                  "Copyright Assignments" shall mean the Copyright Security Agreements made in favor of Agent, on behalf of itself and Lenders, by Borrower and its Subsidiaries, as each may be amended, restated, supplemented or otherwise modified from time to time.

                  "Copyright License" shall mean any and all rights now owned or hereafter acquired by Borrower or any of its Subsidiaries under any written agreement granting any right to use any Copyright or Copyright registration, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Copyrights" shall mean all of the following now owned or hereafter acquired by Borrower or any of its Subsidiaries: (i) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

                  "Current Assets" shall mean all current assets, less cash, of Borrower and its Subsidiaries, all as determined in accordance with GAAP.

                  "Current Liabilities" shall mean all current liabilities, less current maturities of regularly scheduled payments of principal on Funded Debt, of Borrower and its Subsidiaries, all as determined in accordance with GAAP.

                  "Default" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

     "Default Rate" shall have the meaning assigned to it in Section 1.8(e).

                  "Disbursement Account" shall have the meaning assigned to it in Annex C.

                  "Distributable Cash" shall mean, for any Fiscal Year of Borrower, an amount equal to EBITDA minus the sum of (i) Interest Expense, (ii) Capital Expenditures incurred (but not in excess of Capital Expenditures permitted for such Fiscal Year under the Loan Documents), (iii) current maturities of regularly scheduled payments of principal on Funded Debt actually paid, and (iv) taxes paid in cash by Borrower or any of its Subsidiaries, including payments made under the Tax Sharing Agreement pursuant to Section 6.15 of the Agreement.

                  "DOL" shall mean the United States Department of Labor or any successor thereto.

                  "Documents" shall mean any "documents," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located.

                  "EBITDA" shall mean for any fiscal period of Borrower, income before interest, taxes, depreciation, amortization and, to the extent recognized in determining such income, extraordinary items.

                  "Eligible Accounts" shall have the meaning assigned to it in Annex F.

                  "Eligible Inventory" shall have the meaning assigned to it in Annex G.

                  "Environmental Laws" shall mean all federal, state, local and foreign laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree or judgment, relative to the applicable real estate, relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C. ss.ss. 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. ss.ss. 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.) ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C. ss.ss. 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. ss.ss. 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. ss.ss. 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. ss.ss. 651 et seq.) ("OSHA"); and the Safe Drinking Water Act, as amended (42 U.S.C. ss.ss. 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

                  "Environmental Liabilities and Costs" shall mean all liabilities, obligations, responsibilities, remedial actions, removal actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any person or entity, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Release, threatened Release or the presence of a Hazardous Material or threatened Release of a Hazardous Material.

                  "Equipment" shall mean all "equipment," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located and, in any event, including all Borrower's and each of its Subsidiaries' machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment (other than software constituting part of the Accounts), and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

                  "ERISA Affiliate" shall mean, with respect to Borrower or any of its Subsidiaries, any trade or business (whether or not incorporated) under common control with Borrower or such Subsidiary, as appropriate, and which, together with Borrower or such Subsidiary, as appropriate, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

                  "ERISA Event" shall mean, with respect to Borrower, any of its Subsidiaries or any ERISA Affiliate, (i) a Reportable Event with respect to a Title IV Plan or a Multiemployer Plan; (ii) the withdrawal of Borrower, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (iii) the complete or partial withdrawal of Borrower, any of its Subsidiaries or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (v) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (vi) the failure to make required contributions to a Qualified Plan; or (vii) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any

Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

                  "Event of Default"  shall have the  meaning  assigned to it in
Section 8.1.

                  "Excess Cash Flow" shall mean the total of the following (without duplication) (i) Distributable Cash, plus (ii) the net after-tax gains arising from extraordinary items, as defined by GAAP, (iii) plus non-income cash receipts (including proceeds of the Kansas Indebtedness), (vi) plus non-cash decreases in working capital (or minus non-cash increases in working capital) other than cash and current maturities of Funded Debt and (v) minus income attributable to Asset Dispositions (other than sales of inventory in the ordinary course).

                  "Federal Reserve Board" shall have the meaning assigned to it in Section 3.11.

                  "Fees" shall mean any and all fees due to Agent or any Lender pursuant to the Agreement or any of the other Loan Documents.

                  "Financial Statements" shall mean the financial statements referred to in Section 3.4.

                  "Fiscal Month" shall mean any of the monthly accounting periods of Borrower ending on the Saturday occurring closest to the last day of each calendar month, except that the last such period occurring in each calendar year shall end on the last Saturday of such calendar year.

                  "Fiscal Quarter" shall mean any of the quarterly accounting periods of Borrower.

                  "Fiscal Year" shall mean any of the annual fiscal accounting periods of Borrower.

                  "Fixed Charges" shall mean, for any fiscal period of Borrower, the sum of (i) cash interest expense (whether paid or accrued) in respect of Funded Debt (excluding, with respect to the Obligations, the difference between interest charged at the normal rates set forth in the Agreement and interest charged at the Default Rate), plus (ii) regularly scheduled payments of principal (whether paid or accrued) on Funded Debt for such fiscal period.

                  "Funded Debt" shall mean, with respect to Borrower and its Subsidiaries, on a consolidated and consolidating basis, all of its Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one (1) year from, or is directly or indirectly renewable or extendible at its option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, including current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include the Revolving Credit Loan, the Term Loan, the Capital Expenditure Loan, the Letter of Credit Obligations and the other Obligations.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

                  "GE Capital" shall mean General Electric Capital Corporation, a New York corporation having an office at 201 High Ridge Road, Stanford, Connecticut 06927-5100.

                  "GE Capital Fee Letter" shall mean that certain letter, dated as of the Closing Date, between GE Capital and Borrower with respect to certain fees to be paid by Borrower to GE Capital.

                  "General Intangibles" shall mean any "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries and, in any event, including all right, title and interest which Borrower or any of its Subsidiaries may now or hereafter have in or under any Contract, all customer lists, Copyrights, Trademarks, Patents, service marks, trade names, business names, corporate names, trade styles, logos and other source or business identifiers, and all applications therefor and reissues, extensions or renewals thereof, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark license), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments and rights of indemnification.

                  "Georgia Facility" shall mean Borrower's facility in Forest Park, Georgia.

                  "Goods" shall mean all "goods" as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person
(i) to purchase or repurchase any such primary obligation, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or
(b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) to indemnify the owner of such primary obligation against loss in respect thereof.

                  "Hard Costs" shall mean the aggregate cash purchase price paid or payable by Borrower for the Equipment to which a Capital Expenditure Advance relates, excluding amounts paid or payable in connection with such assets in respect of insurance, taxes, tariffs, levies, freight, delivery, crating, installation, packing, service, maintenance or similar contracts or arrangements, warranties, software, financing costs, and/or similar costs or charges so paid or payable.

                  "Harvey Receivable" shall mean that certain account receivable in the aggregate amount of One Million Seven Hundred Seventy-Three Thousand Eight Hundred Twenty-Four Dollars ($1,773,824), due from Peter R. Harvey and maintained on the books of Borrower in accordance with GAAP.

                  "Hazardous Material" shall mean any substance, material or waste, the generation, handling, storage, treatment or disposal of which is regulated by or forms the basis of liability now or hereafter under, any Government Authority in any jurisdiction in which Borrower or any of its Subsidiaries has owned, leased, or operated real property or disposed of hazardous materials, or by any Federal government authority, including any material or substance which is (i) defined as a "solid waste" (other than non-hazardous waste which is routinely disposed of in the ordinary course of Borrower's business), "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste" or other similar term or phrase under any Environmental Laws, (ii) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), any radioactive substance, methane, volative hydrocarbons or any industrial solvent,
(iii) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss.ss. 1251 et seq. (33 U.S.C. ss.ss. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss. 1317), (iv) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq. (42 U.S.C. ss. 6903), or (v) defined as a "hazardous substance" pursuant to Section 1012 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq. (42 U.S.C. ss. 9601).

                  "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but excluding obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all Capital Lease Obligations, (v) all Indebtedness referred to in clause (i), (ii), (iii) or (iv) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness,
(vi) the Obligations, and (vii) all liabilities under Title IV of ERISA.

                  "Index  Margin"  shall  have  the  meaning  assigned  to it in
Section 1.8(c).

                  "Index Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate," "base rate" or other similar rate most recently published or announced from time to time by any of the five (5) largest member banks of the New York Clearing House Association (whether or not such rate is actually charged by such bank).

                  "Index Rate Loan" shall mean a Loan or portion thereof bearing interest by reference to the Index Rate.

                  "Instruments" shall mean any "instrument," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located, and, in any event, including all certificated securities, all certificates of deposit, including all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Interest Expense" shall mean, for any fiscal period of Borrower, cash interest expense of Borrower for such period paid in respect of Funded Debt.

                  "Inventory" shall mean any "inventory," as such term is defined in the Code, now or hereafter owned or acquired by, Borrower or any of its Subsidiaries, wherever located, and, in any event, including inventory, merchandise, goods and other personal property which are held by or on behalf of Borrower or any of its Subsidiaries, for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's or any of its Subsidiaries' businesses or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

                  "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

                  "IRS"  shall  mean  the  Internal  Revenue  Service,   or  any
successor thereto.

                  "Kansas Collateral" shall mean that certain (a) second Lien in favor of the Kansas Lender on all of Borrower's business machinery, equipment, furnishings and fixtures located, or to be located, at the Kansas Facility, which Lien is fully subordinated to Agent's first priority Lien pursuant to the terms of the Kansas Loan Documents and (b) first Lien in favor of the Kansas Lender on the Real Estate constituting the Kansas Facility.

                  "Kansas Developer" shall mean JFB Developments, Inc., a Missouri corporation, the developer of the Kansas Facility.

                  "Kansas  Facility"  shall  mean  Borrower's   facility  to  be
acquired and constructed in Baxter Springs, Kansas.

                  "Kansas   Indebtedness"   shall   mean,   collectively,    the
subordinated secured loans made by the Kansas Lender to Borrower,  consisting of
(a) two (2) term loans made by the City of Baxter

Springs, Kansas, each in the original maximum principal amount of Two Hundred Fifty Thousand Dollars ($250,000), (b) a six (6) year term loan made by the City of Baxter Springs, Kansas in an original maximum principal amount of Five Million Dollars ($5,000,000) and (c) a minimum five (5) year term loan made by the City of Baxter Springs, Kansas in an original maximum principal amount of Seven Million Dollars ($7,000,000) and guaranteed by the State of Kansas and the United States Department of Housing and Urban Development, all of the foregoing in form and substance satisfactory to Agent in its sole discretion.

                  "Kansas Guaranteed Indebtedness" shall mean the Indebtedness of Borrower referred to in clause (c) of the definition of Kansas Indebtedness.

                  "Kansas Lender" shall mean the City of Baxter Springs, Kansas.

                  "Kansas Loan Documents" shall mean the loan agreements, security agreements, guarantees, notes and other instruments, documents, certificates and agreements executed by Borrower and evidencing or relating to the Kansas Indebtedness and the Kansas Collateral, including the subordination provisions contained therein and the Kansas Intercreditor Agreements, as each of the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, all of the foregoing in form and substance satisfactory to Agent in its sole discretion.

                  "Kansas Restructuring" shall mean the relocation of the Missouri Facility after the operations thereof are transferred to the Kansas Facility.

                  "Kansas Intercreditor Agreements" shall mean the Intercreditor
Agreements entered into among Agent, on behalf of itself and Lenders (as senior lenders), Kansas Lender (as subordinated lender), and Borrower, including all amendments, modifications and supplements thereto, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to the Intercreditor Agreements as the same may be in effect at the time such reference becomes operative.

                  "Leases" shall mean all leasehold estates in real property now owned or hereafter acquired by Borrower or any of its Subsidiaries, as lessee, as each may be amended, restated, supplemented or otherwise modified from time to time.

                  "Lenders" shall mean GE Capital and, if at any time GE Capital shall decide to assign or syndicate all or any portion of the Obligations, such term shall include such assignee or such other members of the syndicate.

                  "Letter of Credit Obligations" shall mean all outstanding obligations incurred by Lenders at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guarantee, by Lenders or another, of letters of credit. The amount of Letter of Credit Obligations outstanding at any time shall equal the maximum amount which may be payable by Lenders thereupon or pursuant thereto at such time.

                  "Letters of Credit" shall mean commercial or standby letters of credit issued at the request and for the account of Borrower for which Lenders have incurred Letter of Credit

Obligations, as each may be amended, restated, supplemented or otherwise modified from time to time.

                  "LIBOR Business Day" shall mean a Business Day on which banks in the city of London are generally open for interbank or foreign exchange transactions.

                  "LIBOR Loan" shall mean a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.

                  "LIBOR  Margin"  shall  have  the  meaning  assigned  to it in
Section 1.8(c).

                  "LIBOR Period" shall mean, with respect to any LIBOR Loan, each period commencing on a LIBOR Business Day selected by Borrower pursuant to the Agreement and ending one, two or three months thereafter, as selected by Borrower's irrevocable notice to Agent as set forth in Section 1.8(f); provided that the foregoing provision relating to LIBOR Periods is subject to the following:

                  (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

                  (b) any LIBOR Period that would otherwise extend beyond the Commitment Termination Date shall end two (2) LIBOR Business Days prior to such date;

                  (c) any LIBOR Period pertaining to a LIBOR Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

                  (d) Borrower shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Period for such Loan; and

                  (e) Borrower shall select LIBOR Periods so that there shall be no more than three (3) separate LIBOR Loans in existence at any one time.

                  "LIBOR Rate" shall mean for each LIBOR Period, a rate of interest determined by Agent equal to:

                  (a) the offered rate for deposits in United States Dollars for the applicable LIBOR Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second full LIBOR Business Day next preceding the first day of each LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by

                  (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve system or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board which are required to be maintained by a member bank of the Federal Reserve System (such rate to be adjusted to the nearest one sixteenth of one percent (1/16th of 1%) or, if there is not a nearest one sixteenth of one percent (1/16th of 1%), to the next highest one sixteenth of one percent (1/16th of 1%).

                  If such interest rates shall cease to be available from Telerate News Service, the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Agent and Borrower.

                  "License" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Borrower or any of its Subsidiaries.

                  "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction), any right of any Person (other than Agent or Lenders) with respect to Collateral not expressly permitted in accordance with the specific terms of the Loan Documents, or the existence of any agreement or other document accomplishing or purporting to accomplish (whether on a conditional basis or otherwise) any of the foregoing.

                  "Loan  Account"  shall  have  the  meaning  assigned  to it in
Section 1.15.

                  "Loan Documents" shall mean the Agreement, the Revolving Credit Notes, the Term Loan Notes, the Capital Expenditure Loan Notes, the Collateral Documents, the Warrant and all other agreements, instruments, documents and certificates identified in Annex D in favor of Agent and/or Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of Borrower or any of its Affiliates, or any employee of Borrower, or any of its Affiliates, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated hereby, together with all documents delivered in connection with the Prior Credit Agreement, to the extent not amended and restated pursuant to the Agreement, as each may be amended, restated, supplemented or otherwise modified from time to time.

                  "Loans" shall mean the Revolving Credit Loan, the Term Loan and the Capital Expenditure Loan collectively.

                  "Lock Box Account" shall have the meaning assigned to it in Annex C.

                  "Margins" means collectively the Index Margin and the LIBOR Margin.

                  "Material Adverse Effect" shall mean (a) a material adverse effect on (i) the business, assets, operations or financial or other condition of Borrower or Borrower and its Subsidiaries considered as a whole, (ii) Borrower's ability to pay the Revolving Credit Loan, the Term Loan, the Capital Expenditure Loan, the Letter of Credit Obligations or any of the other
Obligations in accordance with the terms thereof, (iii) the Collateral or Agent's Liens, on behalf of itself and Lenders, on the Collateral or the priority of any such Lien, or (iv) Agent's or any Lender's rights and remedies under the Agreement and the other Loan Documents or (b) except as otherwise permitted under the Agreement or the other Loan Documents, the incurrence by Borrower of any material liability, contingent or liquidated.

                  "Maximum Capital Expenditure Advance Amount" shall mean, with respect to any Capital Expenditure Advance, an amount not in excess of 80% of the Hard Costs of the Equipment to be acquired with the proceeds of such Advance.

                  "Maximum Lawful Rate" shall have the meaning assigned to it in
Section 1.8(g).

                  "Maximum Revolving Credit Loan" shall mean, at any particular time, an amount equal to Eighteen Million Dollars ($18,000,000) as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

                  "Min-Max Contract" shall mean a written agreement between Borrower and a customer of Borrower containing a firm obligation of such customer to purchase an amount of Inventory which is not less than the minimum amount specified therein and not more than the maximum amount specified therein.

                  "Min-Max Inventory" shall mean Eligible Inventory which is the subject of a Min- Max Contract, but only to the extent not exceeding the maximum amount prescribed by the relevant Min-Max Contract.

                  "Missouri Facility" shall mean Borrower's facility in Joplin, Missouri.

                  "Mortgaged Properties" shall mean all Real Estate owned by Borrower.

                  "Mortgages" shall mean each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by Borrower to Agent, with respect to the Mortgaged Properties, all in form and substance satisfactory to Agent, as each may be amended, restated, supplemented or otherwise modified from time to time.

                  "Multiemployer Plan" shall mean a "multiemployer plan", as defined in Section 4001(a)(3) of ERISA, to which Borrower, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, or within the last six (6) years has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

                  "Net Income" shall mean for any period Borrower's consolidated net income (or loss) after income and franchise taxes and shall have the meaning given such term by GAAP; provided, that, there shall be specifically excluded therefrom the net after-tax gains and losses arising from extraordinary items, as defined by GAAP.

                  "Net Proceeds" shall mean all cash proceeds received by Borrower from any Asset Disposition (including insurance proceeds and awards of compensation and all payments in respect of any promissory notes or other non-cash consideration taken as consideration), net of the direct taxes and reasonable costs and expenses of such Asset Disposition and amounts, if any, required to be applied to repayment of Indebtedness (other than the Obligations) secured by any lien, security interest, claim or encumbrance on the asset or assets so disposed of.

                  "New Jersey Facility" shall mean Borrower's vacant land in Carteret, New Jersey.

                  "Non-use Fee" shall have the meaning assigned to it in Section 1.11(b).

                  "Notes" shall mean the Revolving Credit Notes, the Term Loan Notes and the Capital Expenditure Loan Notes, collectively.

                  "Notice of Capital Expenditure Advance" shall have the meaning assigned to it in Section 1.3(a).

                  "Notice of Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(a).

                  "Obligations" shall mean all loans, advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest, Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower under the Agreement or any of the other Loan Documents.

                  "Other Taxes" shall have the meaning assigned to it in Section 1.18.

                  "Parent"   shall   mean  BCA   Holdings,   Inc.,   a  Delaware
corporation.

                  "Patent and Trademark Assignments" shall mean the patent and trademark assignments made in favor of Agent, on behalf of itself and Lenders, by Borrower and its

Subsidiaries, as each may be amended, restated, supplemented or otherwise modified from time to time.

                  "Patent License" shall mean rights under any written agreement now owned or hereafter acquired by Borrower or any of its Subsidiaries granting any right with respect to any invention on which a Patent is in existence, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Patents" shall mean all of the following in which Borrower or any of its Subsidiaries now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country, and
(ii) all reissues, continuations, continuations-in-part or extensions thereof.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Pension Plan" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which Borrower or any of its Subsidiaries or, if a Title IV Plan, any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

                  "Permitted Encumbrances" shall mean the following encumbrances: (i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 5.2(b); (ii) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business; (iv) deposits securing public or statutory obligations of Borrower; (v) inchoate and unperfected workers', mechanics', suppliers' or similar Liens arising in the ordinary course of business; (vi) carriers', warehousemen's or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of Ten Thousand Dollars ($10,000) at any time; (vii) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower is a party; (viii) any attachment or judgment Lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty (30) days after the expiration of any such stay; (ix) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property, lease or leasehold estate; (x) purchase money Liens with respect to Equipment acquired in the ordinary course of business in accordance with past practice (subject to the limitations on Capital Expenditures set forth in the Agreement, including Annex K thereto), so long as such liens attach only to the Equipment so acquired without the proceeds of any Loan or Advance; (xi) Liens on the Real Estate constituting the Kansas Facility; and (xii) Liens, other than those referred to in clause (xi) above, on the Kansas Collateral securing the Kansas Indebtedness, provided, however, that such Liens are subordinated in full to the Liens of Agent securing the Obligations.

                  "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

                  "Plan"  shall mean an  employee  benefit  plan,  as defined in
Section 3(3) of ERISA, which Borrower or any of its Subsidiaries, on behalf of participants who are or were employed by any of them (a) currently maintains, contributes to or has an obligation to contribute to or (b) within the last six
(6) years has maintained, contributed to or had an obligation to contribute to.

                  "Pledge Agreement" shall mean the Pledge Agreement made by Parent in favor of Agent, on behalf of itself and Lenders, including all amendments, restatements and modifications thereof and supplements thereto, and shall refer to the Pledge Agreement as the same may be in effect at the time such reference becomes operative.

                  "Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower or any of its Subsidiaries from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower or any of its Subsidiaries from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of Borrower or any of its Subsidiaries against third parties (a) for past, present or future infringement of any Patent or Patent License, (b) for past, present or future infringement or dilution of any Copyright or Copyright License or (c) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, (iv) any recoveries by Borrower or any of its Subsidiaries against third parties with respect to any litigation or dispute concerning any of the Collateral, and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

                  "Projections" shall mean any and all projections delivered pursuant to or in connection with the Agreement.

                  "Pro Rata Share" shall mean with respect to matters relating to (a) a Lender's portion of the Term Loan, the percentage obtained by dividing
(i) the portion of the Term Loan held by such Lender, by (ii) the outstanding amount of the Term Loan, (b) a Lender's portion of the Capital Expenditure Loan, the percentage obtained by dividing (i) the portion of the Capital Expenditure

Loan held by such Lender, by (ii) the outstanding amount of the Capital Expenditure Loan, and (c) a Lender's Commitment with respect to Revolving Credit Advances and Letter of Credit Obligations (including the making or repayment of Revolving Credit Advances and incurrence of Letter of Credit Obligations pursuant to those Commitments) and, with respect to all other matters, the percentage obtained by dividing (i) the Revolving Loan Commitment of that Lender by (ii) the aggregate Revolving Loan Commitments of all Lenders, as each of the foregoing percentages may be adjusted by assignments permitted pursuant to
Section 9.1.

                  "PST" shall mean Plastic Specialties and Technologies, Inc., a Delaware corporation.

                  "Qualified Plan" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under
Section 401(a) of the IRC, and which Borrower, any of its Subsidiaries or any ERISA Affiliate, on behalf of participants who are or were employed by any of them (a) currently maintains, contributes to or has an obligation to contribute to or (b) within the last six (6) years has maintained, contributed to or had an obligation to contribute to.

                  "Real Estate" shall mean all of the real estate of Borrower listed in Schedule 3.7.

                  "Release" shall mean, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

                  "Reportable  Event" shall mean any of the events  described in
Section 4043(b) (1), (2), (3), (5), (6), (8) or (9) of ERISA.

                  "Requisite Lenders" shall mean (a) Lenders having more than sixty-six and two-thirds percent (66 2/3%) of the total Commitments of all Lenders, or (b) if all Commitments have been terminated, more than sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding amount of all outstanding Loans and Letter of Credit Obligations.

                  "Restricted Payment" shall mean (i) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's Stock,
(ii) any payment on account of the purchase, redemption, defeasance or other retirement of a Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly, (iii) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person, (iv) any dividend, distribution, payment, loan, contribution, fee or other transfer of cash, property or other assets to any stockholder or Affiliate of Borrower, including ARTRA or any of its employees, officers, directors or Affiliates, including Peter R. Harvey or any of his family members or Affiliates or (v) the existence of any agreement or other document accomplishing or purporting to accomplish (whether on a conditional basis or otherwise) any of the foregoing.

                  "Retiree Welfare Plan" shall mean any Welfare Plan providing for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

                  "Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(a).

                  "Revolving Credit Loan" shall mean the aggregate amount of Revolving Credit Advances outstanding at any time.

                  "Revolving Credit Note" shall have the meaning assigned to it in Section 1.1(b).

                  "Revolving Loan Commitment" shall mean (a) as to any Lender with a Revolving Loan Commitment, the aggregate commitment of such Lender to make Revolving Credit Advances and incur Letter of Credit Obligations as set forth on the signature page to the Agreement or in the most recent Lender
Addition Agreement executed by such Lender and (b) as to all Lenders with a Revolving Loan Commitment, the aggregate commitment of all Lenders to make Revolving Credit Advances and incur Letter of Credit Obligations, which maximum aggregate commitment shall be Eighteen Million Dollars ($18,000,000).

                  "Schedule of Accounts" shall mean the schedules of Accounts to be delivered by Borrower to Agent pursuant to Annex F.

                  "Schedule of Documents" shall mean the schedule, including all appendices, exhibits, schedules or annexes thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached as Annex D to the Agreement.

                  "Schedule of Inventory" shall mean the schedules of Inventory to be delivered by Borrower to Agent pursuant to Annex G of the Agreement, including Borrower's internal reports classifying and valuing Inventory.

                  "Security Agreement" shall mean the Security Agreement entered into among Agent, on behalf of itself and Lenders and Borrower, including all amendments, restatements and modifications thereof and supplements thereto, and shall refer to the Security Agreement as the same may be in effect at the time such reference becomes operative.

                  "Services Agreement" shall mean the agreement pursuant to which Borrower and ARTRA each share certain costs and expenses of insurance, including all amendments, modifications and supplements thereto, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

                  "Stock" shall mean all shares, options, warrants, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

                  "Stockholder" shall mean each holder of Stock of Borrower or any of its Subsidiaries, as the context may require.

                  "Subsidiary" shall mean, with respect to any Person, (i) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise and (ii) any partnership in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.

                  "Tangible Net Worth" shall mean the (a) total assets of Borrower on a consolidated basis (less applicable reserves and other properly deductible items), after deducting therefrom organizational expenses, General Intangibles, goodwill, covenants not to compete, research and development costs, training costs, and all unamortized debt discount, deferred charges (other than prepaid insurance and deferred financing fees relating to the Obligations and the Kansas Indebtedness) and all receivables from Affiliates, including Peter R. Harvey and ARTRA, less (b) total liabilities of Borrower on a consolidated basis, which, in the case of all of the foregoing items, would be reflected on a consolidated balance sheet of Borrower and its Subsidiaries under GAAP.

                  "Tax Sharing Agreement" shall mean, collectively, each of those certain Tax Sharing Agreements by and between ARTRA, Borrower and Parent dated as of January 1, 1991 and March 7, 1991, respectively, including all amendments, modifications and supplements thereto, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to the Tax Sharing Agreement as the same may be in effect at the time such reference becomes operative.

                  "Taxes" shall mean taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Agent or a Lender by the jurisdictions under the laws of which Agent and Lenders are organized or any political subdivision thereof.

                  "Term Loan" shall have the meaning assigned to it in Section 1.2(a).

                  "Term Loan  Note"  shall have the  meaning  assigned  to it in
Section 1.2(c).

                  "Term Loan Commitment" shall mean (a) as to any Lender with a Term Loan Commitment, the aggregate commitment of such Lender to make the Term Loan as set forth on the signature page to the Agreement or in the most recent Lender Addition Agreement executed by such Lender and (b) as to all Lenders with a Term Loan Commitment, the aggregate commitment of all Lenders to make the Term Loan, which maximum aggregate commitment shall be Twenty Million Dollars ($20,000,000) including the consolidation of the $12,000,000 principal balance of Term Loan A outstanding under the Prior Credit Agreement.

                  "Title IV Plan" shall mean a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

                  "Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by Borrower or any of its Subsidiaries granting any right to use any Trademark or Trademark registration, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Trademarks" shall mean all of the following now owned or hereafter acquired by Borrower or any of its Subsidiaries: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; and (ii) all reissues, extensions or renewals thereof.

                  "Unfunded Pension Liability" shall mean, at any time, the aggregate amount, if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (ii) for a period of five (5) years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by Borrower, any of its Subsidiaries or any ERISA Affiliate as a result of such transaction.

                  "Warrant"  shall mean the Warrant  issued as of  December  17,
1993 by Borrower in favor of GE Capital, as heretofore amended, and as substituted as of the Closing Date, including all other amendments, restatements, substitutions and modifications thereof and supplements thereto, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to the Warrant as the same may be in effect at the time such reference becomes operative.

                  "Welfare  Plan"  shall mean any  welfare  plan,  as defined in
Section 3(1) of ERISA, which is maintained or contributed to by Borrower or any of its Subsidiaries.

                  "Withdrawal Liability" shall mean, at any time, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA, with respect to all Multiemployer Plans.

                  Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrower, Agent and Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrower's and its Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, further, that the agreement of Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders. "Accounting Changes" means (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), and (b) changes in accounting principles concurred in by Borrower's certified public accountants. In the event, if any, that Agent, Borrower and Requisite Lenders shall have agreed upon the required amendments, then after such agreement has been evidenced in writing and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in this Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Agent, Borrower and Requisite Lenders cannot agree upon the required amendments within sixty (60) days following the date of implementation of any Accounting Change, then all financial statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

                  All other undefined terms contained in the Agreement or any of the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of Illinois to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including the Exhibits, Schedules and Annexes thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement.

                  Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations.

                                     ANNEX B
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                                LETTERS OF CREDIT

                  (a) Subject to the terms and conditions of this Agreement, the Revolving Credit Loan Commitment may, in addition to Revolving Credit Loan Advances, be utilized, upon the request of Borrower, for the issuance of Letters of Credit or guaranties thereof by Agent so long as GE Capital is Agent, on behalf of each Lender (severally and not jointly) according to such Lender's Pro Rata Share of the Revolving Loan Commitment to guaranty payment to banks (whether or not such banks are Lenders) which issue Letters of Credit for the account of Borrower; provided, however, that the aggregate amount of all Letter of Credit Obligations incurred by Agent and Lenders pursuant to this paragraph
(a) shall not exceed Three Million Dollars ($3,000,000) and, provided, further, that (1) no such Letter of Credit shall have an expiry date which is more than one year following the date of issuance thereof and (2) Agent and Lenders shall be under no obligation to incur Letter of Credit Obligations in respect of any Letter of Credit having an initial or extended expiry date, or extension option, which is later than the Commitment Termination Date. It is understood that the bank or other legally authorized Person (including any Lender) which shall issue any Letter of Credit contemplated by this paragraph (a) shall be selected by Borrower and acceptable to Agent, in its sole discretion.

                  (b) In the event that any Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance under Section 1.1(a) of the Agreement.

                  (c) In the event that any Letter of Credit Obligation, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower will pay to Agent for the benefit of Lenders cash or cash equivalents acceptable to Agent ("Cash Equivalents") in an amount equal to the maximum amount then available to be drawn under the applicable Letter of Credit plus all outstanding fees and expenses relating thereto. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account") maintained at Bankers Trust Company, 17 Wall Street, New York, New York, ABA#: 021 001 033, in the name of General Electric Capital Corporation, Commercial Finance Group, Acct.#: 502 328
54. The Cash Collateral Account shall be in the name of Agent (as a cash collateral account), and shall be under the sole dominion and control of Agent and subject to the terms of this Annex B. Borrower hereby pledges, and grants to Lender a security interest in, all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations, whether or not then due. This Agreement shall constitute a security agreement under applicable law.

                  From time to time after funds are deposited in the Cash Collateral Account, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, in such order as Agent may elect, as shall be or shall become due and payable by Borrower to Lenders with respect to such Letter of Credit Obligations.

                  Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the funds or Cash
Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrower to Lenders in respect thereof, any funds remaining in the Cash Collateral Account in excess of the then remaining Letter of Credit Obligations shall be returned to Borrower.

                  Agent shall not have any obligation to invest the funds in the Cash Collateral Account or deposit such funds in an interest bearing account, and interest and earnings thereon, if any, shall be the property of Lenders.

                  (d) In the event that Lenders shall incur any Letter of Credit Obligation pursuant hereto at the request or on behalf of Borrower, Borrower agrees to pay to Agent for the benefit of Lenders, as compensation to Lenders for such Letter of Obligation, (i) all costs and expenses incurred by any Lender on account of such Letter of Credit Obligation and (ii) commencing with the month in which such Letter of Credit Obligation is incurred by Lenders and monthly thereafter for each month during which such Letter of Credit Obligation shall remain outstanding, a fee in an amount equal to two percent (2.0%) per annum of the maximum amount available from time to time to be drawn under the applicable Letter of Credit, calculated on the basis of a 360-day year and the actual number of days elapsed; provided, however, that during any period while an Event of Default has occurred and is continuing such fee shall be increased to four percent (4.0%) per annum, calculated on the basis of a 360-day year and the actual number of days elapsed. Fees payable in respect of Letter of Credit Obligations shall be paid to Agent for the benefit of Lenders in arrears, on the first day of each month. The fees, costs and expenses provided for in this paragraph (d) are in addition to any fees, costs and expenses payable to the issuers of the Letters of Credit, all of which are solely for the account of Borrower.

                  (e) Request for Lender Guaranties. Borrower shall give Agent at least two (2) days prior written notice as to the issuance of a Letter of Credit or letter credit guaranty, specifying the date such Letter of Credit or guaranty is to be issued, identifying the beneficiary and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Letter of Credit to be guarantied.

                  (f) The obligation of Borrower to reimburse Lenders for payments made with respect to any Letter of Credit Obligation shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

                  (1) any lack of validity or enforceability of any Letter of Credit or any other agreement;

                  (2) the existence of any claim, set-off, defense or other right which Borrower or any of its Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such transferee may be acting), any Lender, or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured);

                  (3) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (4) payment by Agent, any Lender, or the issuing bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit, provided that, in the case of any payment by Agent or any Lender under any Letter of Credit, Agent or such Lender has not acted with gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof;

                  (5) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

                  (6) the fact that a Default or an Event of Default shall have occurred and be continuing.

                  (g) Indemnification; Nature of Lenders' Duties. In addition to amounts payable as elsewhere provided in this Agreement, Borrower hereby agrees to protect, indemnify, pay and save Agent and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (1) the issuance of any Letter of Credit or guaranty thereof, other than as a result of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction or (2) the failure of Agent or any Lender to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

                  As between Agent and Borrower and any Lender and Borrower, Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, neither Agent nor any Lender shall be responsible:
(i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided that, in the case of any payment by Agent under any Letter of Credit or guaranty thereof, Agent has not acted with gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (vii) for the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (viii) for any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder.

                                     ANNEX C
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                             CASH MANAGEMENT SYSTEMS

         The Borrower shall, and shall cause its Subsidiaries to, establish and maintain the Cash Management Systems described below:

                  (a) Prior to the Closing Date and for so long as the Revolving Credit Loan, any of the Term Loans or any other Obligations are outstanding, Borrower shall deposit and shall cause its Subsidiaries to deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral into bank accounts in Borrower's name or such Subsidiary's name (collectively, the "Borrower Accounts") at banks set forth on Schedule 3.22. Prior to the Closing Date, Borrower shall have established a concentration account in Borrower's name (the "Concentration Account") at LaSalle National Bank, which shall be designated as the Concentration Account bank on Schedule 3.22, in accordance with a blocked account agreement in form and substance satisfactory to Agent, in its sole discretion.

                  (b) Prior to the Closing Date, LaSalle National Bank, as Concentration Account bank, and all of the banks set forth on Schedule 3.22 with which Borrower or any Subsidiary thereof has any relationship other than as the holder of a deposit account, including by way of example any mortgage or other lending relationship (each such bank a "Relationship Bank"), shall have entered into triparty blocked account agreements with Agent, for the benefit of itself and Lenders, and Borrower and/or each such Subsidiary, as applicable, in form and substance acceptable to Agent, which shall become operative prior to the Closing Date at LaSalle National Bank, as the bank where the Concentration Account is maintained, and all Relationship Banks at which Borrower Accounts are maintained. Borrower shall clearly designate each bank which is a Relationship Bank as such on Schedule 3.22. Each such blocked account agreement shall provide, among other things, that:

                  (i) all items of payment deposited in such Borrower Account and proceeds thereof deposited in such Concentration Account are held by such bank as agent or bailee-in- possession for Agent;

                  (ii) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such Borrower Account or Concentration Account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment; and

                  (iii) prior to the Closing  Date (A) with respect to each bank at which a Borrower Account is located, such bank agrees to forward immediately all amounts in Borrower Account to the Concentration Account and to commence the process of daily sweeps from such Borrower Account into the Concentration Account and (B) with respect to the bank at which the Concentration Account is located, such bank agrees to forward immediately all amounts received in the Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account.

                  (c) Prior to the Closing Date, Borrower shall cause each and every bank at which any Borrower Account is located, including each Relationship Bank and each of the other banks at which any Borrower Account is located, to
(i) forward immediately, and in no event less frequently than once each Business Day, all amounts in Borrower Accounts at such bank to the Concentration Account and (ii) commence, and continue each Business Day, the process of daily sweeps from each such Borrower Account into the Concentration Account. Prior to the Closing Date, Borrower shall cause LaSalle National Bank, as the bank where the Concentration Account is located, to forward immediately all amounts received in the Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account.

                  (d) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 3.22 to add or replace a Borrower Account or replace the Concentration Account; provided, however, that (i) Agent shall have consented in writing to the opening of such account with the relevant bank, and (ii) prior to the time of the opening of such account, Borrower and/or the Subsidiaries thereof, as applicable, and such bank shall have executed and delivered to Agent a triparty blocked account agreement, in form and substance satisfactory to Agent.

                  (e) The Borrower Accounts and the Concentration Account shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Revolving Credit Loan, each of the Term Loans and all other Obligations, and in which Borrower or such Subsidiary shall have granted a Lien to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement.

                  (f) All amounts deposited in the Collection Account shall be deemed received by Agent in accordance with Section 1.13 of the Agreement and shall be applied (and allocated) by Agent in accordance with Section 1.14 of the Agreement. In no event shall any amount be so applied unless and until such amount shall have been credited in immediately available funds to the Collection Account.

                  (g) The Borrower may maintain, in its name, an account (the "Disbursement Account") at a bank acceptable to Agent into which, Agent shall, from time to time, deposit proceeds of Revolving Credit Advances made pursuant to Section 1.1 of the Agreement for use by Revolver Borrower solely in accordance with the provisions of Section 1.7 of the Agreement. The Disbursement Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Revolving Credit Loan, each of the Term Loans and all other Obligations, and in which Borrower shall have granted a Lien to Agent, for the benefit of itself and Lenders, pursuant to the Security Agreement. The Disbursement Account shall be subject to a triparty blocked account agreement identical to the agreement governing Borrower Accounts and the Concentration Account; provided, however, that, according to the terms thereof, such agreement shall become effective upon the occurrence of a default or an Event of Default.

                  (h) The Borrower shall and shall cause its Subsidiaries to (i) hold in trust for Agent, for the benefit of itself and Lenders, all checks, cash and other items of payment received by Borrower or any such Subsidiary, and (ii) within one (1) Business Day after receipt by Borrower or any such Subsidiary of any checks, cash or other items or payment, deposit the same into a Borrower Account. The Borrower and its Subsidiaries acknowledge and agree that all cash, checks or items of payment constituting proceeds of Collateral are the property of Lenders. All proceeds of the sale or other disposition of any Collateral, other than sales of Inventory by Borrower in the ordinary course of business, shall be deposited directly into the Concentration Account.

                                     ANNEX D
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                              SCHEDULE OF DOCUMENTS

In addition to, and not in limitation  of, the  conditions  described in Section
2.1 of the Agreement, pursuant to Section 2.1(b) of the Agreement, the following items must be received by Agent in form and substance satisfactory to Agent on or prior to the Closing Date (each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Annex A to the Agreement):

         (a) Exhibits, Schedules and Annexes. All Exhibits, Schedules and Annexes to the Agreement, in form and substance satisfactory to Agent.

         (b) Revolving Credit Notes. For each Lender, one (1) duly executed original Revolving Credit Note, dated the Closing Date.

         (c) Term Loan Notes. For each Lender, one (1) duly executed original Term Loan Note, dated the Closing Date.

         (d) Capital Expenditure Loan Notes. For each Lender, one (1) duly executed original Capital Expenditure Loan Note, dated the Closing Date.

         (e) Warrant. A duly executed Warrant, dated the Closing Date, signed by Borrower, in form and substance satisfactory to Agent, and all instruments, documents and agreements executed pursuant thereto.

         (f) Loan Documents. Evidence satisfactory to Agent that all other Loan Documents are in full force and effect as of the Closing Date.

         (g) Initial Notice of Revolving Credit Advance. Duly executed originals of a Notice of Revolving Credit Advance, dated on or prior to the Closing Date, with respect to the initial Revolving Credit Advance to be requested by Borrower on the Closing Date.

         (h)  Financial   Statements  and  Collateral  Reports.   All  Financial
Statements and Collateral Reports required to be delivered prior to the Closing Date pursuant to the Prior Credit Agreement.

         (i) Officer's Certificate. Duly executed originals of a certificate of the chief executive officer and chief financial officer of Borrower, dated the Closing Date, stating that since December 31, 1995, there has been: (i) no Material Adverse Effect on the business, operations, financial condition, prospects or projections of Borrower, the industries in which it operates, the Collateral, or any of its Subsidiaries; (ii) no litigation will has commenced which, if successful, could have any such Material Adverse Effect or could challenge any of the transactions contemplated by this Agreement and the other Loan Documents; (iii) except for the redemption of preferred stock of Borrower owned by PST in accordance with this Agreement and the Prior Credit Agreement, no dividends, distributions, payments, loans, contributions, fees or other transfers of cash, property or other assets to any stockholders or Affiliate of Borrower, including ARTRA or its employees, directors, officers or Affiliates; and (iv) no material increase in liabilities, liquidated or contingent, and no material decrease in assets of Borrower or any of its Subsidiaries.

         (j) Charter and Good Standing. For Parent, Borrower and each of its Subsidiaries, such Person's (a) certificate or articles of incorporation and all amendments thereto, (b) good standing certificates (including verification of tax status) in its state of incorporation and (c) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each of the foregoing dated a recent date prior to the Closing Date and certified by the applicable Secretary of State or other authorized governmental entity.

         (k) Bylaws and Resolutions. For Parent, Borrower and each of its Subsidiaries (a) such Person's bylaws, together with all amendments thereto, and
(b) resolutions of such Person's Board of Directors and, as required, stockholders, approving and authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each of the foregoing certified as of the Closing Date by such Person's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

         (l) Incumbency Certificates. For Parent, Borrower and each of its Subsidiaries, signature and incumbency certificates of the officers of each such Person executing any of the Loan Documents, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary as being true, accurate, correct and complete.

         (m) Opinions of Counsel. Duly executed originals of an opinion of Kwiatt, Silverman and Ruben, Ltd., General Counsel for Parent, Borrower and its Subsidiaries, in form and substance satisfactory to Agent and its counsel, dated the Closing Date, and accompanied by a letter addressed to such counsel from Parent, Borrower and its Subsidiaries, authorizing and directing such counsel to address its opinion to Agent, on behalf of Lenders, and to include in such opinion an express statement to the effect that Agent and Lenders are authorized to rely on such opinion.

         (n) Other Documents. Such other certificates, documents and agreements respecting Borrower or any of its Subsidiaries, as Agent may request in its sole discretion, including the GE Capital Fee Letter.

                                     ANNEX E
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                             RESPONSIBLE INDIVIDUAL

                                                               Telephone #
         Name and Title        Notice Address                  Telecopy #
         --------------        --------------                  ----------

         Robert T. Battle      General Electric               203-316-7500
         Vice President,         Capital Corporation          203-316-7893
         Portfolio             Commercial Finance, Inc.
                               201 High Ridge Road
                               Stamford, CT 06927-5100

                                     ANNEX F
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                                ELIGIBLE ACCOUNTS

                  In determining whether an account constitutes an Eligible Account, Agent shall not include any Account:

                  (a) which does not arise from the sale of goods or the performance of services by Borrower in the ordinary course of its business;

                  (b) upon which (i) Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or
(ii) Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

                  (c) against which is asserted any defense, counterclaim, setoff or dispute, but only to the full extent of such defense, counterclaim, setoff or dispute;

                  (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold and accepted by the Account Debtor obligated upon such Account;

                  (e) with respect to which an invoice, acceptable to Agent in form and substance, has not been sent;

                  (f) that (i) is not owned by Borrower or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than the Lien in favor of Agent, on behalf of itself and Lenders;

                  (g) that arises from a sale to any director, officer, other employee or Affiliate of Borrower or any Subsidiary thereof, or to any entity which has any common officer or director with Borrower or any Subsidiary thereof;

                  (h) that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, unless Agent, in its sole discretion, has agreed to the contrary in writing and Borrower, if necessary or desirable as determined by Agent, has complied with the Federal Assignment of Claims Act of 1940, and any amendments thereto, with respect to such obligation;

                  (i) that is the obligation of an Account Debtor located in a foreign country, other than (i) Canada, provided, that, such obligation is denominated entirely in United States dollars and is fully payable within the United States or (ii) a foreign country, provided, that, such obligation is backed by a letter of credit or other credit enhancement in form and substance acceptable to Agent in its sole discretion and the same has been delivered to Agent and, provided, further, that, if any Default or Event of Default shall have occurred and be continuing, Borrower shall notify the issuer of such letter of credit or other credit enhancement that the same has been assigned to Agent, on behalf of Agent and Lenders, in accordance with Section 5-116(2)(b) of the Code;

                  (j) that is the obligation of an Account Debtor to whom Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the Account Debtor to Borrower or any Subsidiary thereof, but only to the full extent of all such liabilities in the aggregate with respect to such Account Debtor;

                  (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional;

                  (l) that is in default; provided, further, that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following:

                  (i) the Account is not paid within the earlier of: sixty (60) days past its due date or ninety (90) days past its original invoice date;

                  (ii) if any Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

                  (iii) if any petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

                  (m) which is the obligation of an Account Debtor that has failed to make a payment within sixty (60) days past the applicable due date on fifty percent (50%) or more of the dollar amount of Accounts upon which such Account Debtor is obligated (Borrower shall be entitled to notify Agent regarding the circumstances of such payment failure, and, thereafter, Agent, in its sole and absolute discretion, may choose to include all or a portion, if any, of such account as an Eligible Account);

                  (n) which is due more than ninety (90) days from the date of determination of eligibility thereof;

                  (o) which arises from any bill-and-hold or other sale of goods which remain in Borrower's or any Subsidiary thereof's possession or under Borrower's or any such Subsidiary's control, but only to the fullest extent of that portion of such goods not actually billed and shipped at the time of Agent's determination thereof;

                  (p) as to which Agent's interest, on behalf of itself and Lenders, therein is not a first priority perfected security interest;

                  (q) as to which any of the representations or warranties pertaining to Accounts set forth in the Agreement or any of the other Loan Documents is untrue;

                  (r) to the extent such Account exceeds any credit limit established by Agent, in its reasonable discretion;

                  (s) to the extent such Account is evidenced by any note; or

                  (t) which is otherwise unacceptable to Agent in its sole discretion.

                                     ANNEX G
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                               ELIGIBLE INVENTORY

         In determining whether Inventory constitutes Eligible Inventory, Agent shall not include Inventory which:

                  (a) is not owned by Borrower free and clear of all Liens and rights of any other Person, except the Liens in favor of Agent, on behalf of itself and Lenders, and encumbrances set forth in clause (v) or (vi) of the definition of Permitted Encumbrances;

                  (b) except as set forth in clause (c) below with respect to goods which are "in transit," is not located on premises owned, operated or leased by Borrower;

                  (c) consists of goods which are "in transit", but only to the full extent the same are not shipped (i) F.O.B. point of shipment and/or (ii) on vehicles owned by Borrower or common carriers employed by, or subject to the direction of, Borrower; provided, that, Borrower maintains (A) appropriate and adequate casualty insurance with respect to goods shipped on such common carriers, in form and with insurers recognized as adequate by Agent, together with appropriate evidence showing loss payable clauses or endorsements in favor of Agent, on behalf of Lenders, in form and substance satisfactory to Agent and
(B) adequate reserves on its books, in accordance with GAAP, with respect to all amounts charged by, and all other fees and expenses associated with, such common carriers;

                  (d) is covered by a negotiable document of title, unless such document and evidence of acceptable insurance covering such Inventory has been delivered to Agent;

                  (e) in Agent's reasonable credit judgement, is obsolete, unsalable, shopworn, damaged or unfit for sale;

                  (f)      consists of display items or shipping materials;

                  (g) consists of packing materials, but only to the full extent that the same are (i) customized or specialized for or on behalf of Borrower or
(ii) not maintained in "full pallets" or are otherwise maintained in broken or incomplete packages or sets;

                  (h) consists of goods which have been returned by the buyer;

                  (i) consists of discontinued or slow-moving items or finished goods of substandard quality;

                  (j)      is placed by Borrower on consignment;

                  (k) is not of a type held for sale in the ordinary course of Borrower's business;

                  (l) as to which Agent's interest, on behalf of itself and Lenders, therein is not a first priority perfected security interest;

                  (m) as to which any of the representations or warranties pertaining to Inventory set forth in the Agreement or any of the other Loan Documents is untrue;

                  (n) is located at a public warehouse, unless Agent has received therefrom a copy of a duly executed bailee letter, in form and substance acceptable to Agent in its sole discretion;

                  (o)      consists of supplies or work-in-process;

                  (p) is otherwise unacceptable to Agent in its sole discretion.

                  In addition, Inventory located at an owned or leased location shall be subject to the provisions set forth in Section 5.11 and 5.12 of the Agreement.

                                     ANNEX H
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                               Insurance Standards

                  1. Borrower shall, and shall cause each of its Subsidiaries to, at its sole cost and expense, maintain "All Risk" physical damage insurance on all real and personal property, including fire and extended coverage, boiler and machinery coverage, flood, earthquake, liquids, theft, explosion, collapse and all other hazards and risks ordinarily insured against by owners or users of such properties in similar businesses. All policies of insurance on such property shall contain an endorsement, in form and substance satisfactory to Agent, showing loss payable to Agent as its interests appear.

                  2. Borrower shall, at its sole cost and expense, maintain commercial general liability insurance on an "occurrence basis" (unless such insurance cannot be reasonably obtained at commercially reasonable rates, in which case such insurance shall be on a "claims made" basis) against claims for personal injury, bodily injury and property damage with a minimum limit of $1,000,000 per occurrence and $2,000,000 in the aggregate. Such coverage shall include, but not be limited to, premises/operations, broad form contractual liability, underground, explosion and collapse hazard, independent contractors, broad form property coverage, products and completed operations liability. Borrower shall, at its sole cost and expense, maintain workers' compensation insurance including employer's liability in the amount of $500,000 for each accident, $500,000 disease-policy limit, and $500,000 disease-each employee.

                  3. Borrower shall, at its sole cost and expense, maintain automobile liability insurance for all owned, non-owned or hired automobiles against claims for personal injury, bodily injury and property damage with a minimum combined single limit of $1,000,000 per occurrence.

                  4. Borrower shall, at its sole cost and expense, maintain umbrella policies of insurance in form and substance substantially similar to each of the umbrella policies which it maintains on the Closing Date, with, in any event, a minimum combined limit of $25,000,000 in the aggregate.

                  5. All policies of insurance required to be maintained under this Agreement shall (i) include Agent as an additional insured, (ii) contain a 30-day advance notice of alteration or cancellation, (iii) provide that no act or default by Borrower, any Subsidiary or any other Person shall affect the right of Agent to recover under such policy or policies of insurance in case of loss or damage, (iv) be in form substantially similar to those in effect on the Closing Date and be with insurers rated at least A by A.M. Best and (v) be in not less than the amounts set forth herein.

                                     ANNEX I
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                FINANCIAL STATEMENTS AND PROJECTIONS -- REPORTING

                  Borrower shall deliver or cause to be delivered to Agent (with adequate copies for each Lender), the following:

                  (a) To Agent (with adequate copies for each Lender), within thirty (30) days after the end of each Fiscal Month, consolidated and consolidating financial and other information regarding Borrower and its Subsidiaries, certified by the chief financial officer of Borrower, including
(i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Month and (ii) unaudited statements of income and cash flows for such Fiscal Month, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the budget, all prepared in accordance with GAAP (subject to normal year-end adjustments), except for the absence of footnotes and except as otherwise disclosed therein in reasonable detail, and accompanied by (A) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants set forth on Annex K and (B) the certification of the chief executive officer or chief financial officer of Borrower that all of such financial and other information is true, complete and correct and presents fairly in accordance with GAAP (subject to normal year-end adjustments), except for the absence of footnotes and except as otherwise disclosed therein in reasonable detail, the financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Month and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

                  In addition, Borrower shall deliver to Agent (with adequate copies for each Lender), within thirty (30) days after the end of each Fiscal Month, a management discussion and analysis which includes a comparison to budget for that Fiscal Month and a comparison of performance for that Fiscal Month to the corresponding period in the prior year;

                  (b) To Agent (with adequate copies for each Lender), within sixty (60) days after the end of each Fiscal Year, an operating plan, approved by the Board of Directors of Borrower, for such applicable Fiscal Year, which will include a complete statement of the assumptions on which such plan is based, will include monthly balance sheets and a monthly budget for such applicable Fiscal Year and will integrate sales, gross profits, operating expenses, operating profit, cash flow projections and borrowing availability projections all prepared on the same basis as that on which operating results are reported, and plans for personnel, capital expenditures (with a separate description for Capital Expenditures constituting the acquisition cost of Equipment to be financed with proceeds of the Capital Expenditure Loan) and facilities; all of which shall be in detail acceptable to Agent in its sole discretion;

                  (c) To Agent (with adequate copies for each Lender), contemporaneously with ARTRA's filing thereof with the Securities and Exchange Commission, audited financial statements, for Borrower and its Subsidiaries, on a consolidated basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year and the figures contained in the budget, which financial statements shall be prepared in accordance with GAAP, certified (only with respect to the consolidated financial statements) without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Agent, and accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the financial covenants set forth on Annex K, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), (iii) a letter addressed to Agent, on behalf of itself and Lenders, in form and substance reasonably satisfactory to Agent, signed by such accounting firm acknowledging that Agent and Lenders are entitled to rely upon such accounting firm's certification of such audited financial statements, (iv) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters and (v) the certification of the chief executive officer or chief financial officer of Borrower that all such financial statements are true, complete and correct and present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries, on a consolidated basis, as at the end of such year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default;

                  (d) To Agent (with adequate copies for each Lender), within five (5) Business Days after receipt thereof by Borrower, copies of all management letters, exception reports or similar letters or reports, if any, received by Borrower from its independent certified public accountants;

                  (e) To Agent (with adequate copies for each Lender), as soon as practicable, and in any event within five (5) Business Days after Borrower becomes aware of the existence of any Default or Event of Default, or any development or other information which could have or result in a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or development or information, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day; and

                  (f) To Agent (with adequate copies for each Lender), as soon as reasonably practicable after Agent's request therefor, such other financial and other information respecting Borrower's or its Subsidiaries', businesses, financial condition or prospects as Agent (or any Lender through Agent) shall request from time to time with reasonable frequency (unless a Default or Event of Default shall have occurred and be continuing, in which event Agent or Lenders may make requests at any and all times).

                                     ANNEX J
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                               COLLATERAL REPORTS

                  (a) To Agent, upon its request, and in no event less frequently than for each Fiscal Month received within fifteen (15) days after the end of such Fiscal Month, a Borrowing Base Certificate, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion.

                  (b) To Agent, on a weekly basis (but, in any event, daily, if Agent, in its sole discretion, shall so request), collateral reports, including all additions and reductions (cash and non-cash) with respect to Accounts, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion;

                  (c) To Agent, upon its request, and in no event less frequently than fifteen (15) days after the last day of each Fiscal Month, and, in the event, if any, that Borrowing Availability less the then outstanding balance of the Revolving Credit Loan falls below $1,000,000, no less frequently than fifteen (15) days after both the fifteen (15th) day and the last day of each Fiscal Month, a summary of Inventory by location and type with a supporting perpetual Inventory report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion;

                  (d) To Agent, within twenty (20) days of the end of each Fiscal Month, (i) a monthly trial balance showing Accounts outstanding aged from invoice due date as follows: current, 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, and (ii) a complete Inventory report in detail satisfactory to Agent; in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion;

                  (e) To Agent, at the time of delivery of each of the monthly financial statements delivered pursuant to Annex I, a reconciliation of the Accounts trial balance and month-end Inventory reports to Borrower's general ledger and monthly financial statements delivered pursuant to such Annex I, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion; and

                  (f) Such other reports, statements and reconciliations with respect to the Borrowing Base or Collateral as Agent shall from time to time request in its sole discretion.

                                     ANNEX K
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                               FINANCIAL COVENANTS

                  Borrower shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP, consistently applied:

                  (a) EBITDA. Borrower and its Subsidiaries on a consolidated basis shall have, measured for the trailing twelve (12) Fiscal Month period ended on the last day of each Fiscal Quarter set forth below, EBITDA equal to or greater than the amounts set forth opposite each of such periods:

                  Trailing 12 Fiscal
                  Month Period Ended                              Amount
                  ------------------                              ------

                  September, 1996                              $  7,815,000
                  December, 1996                               $  8,800,000
                  March, 1997                                  $  9,400,000
                  June, 1997                                   $  9,360,000
                  September, 1997                              $  9,350,000
                  December, 1997                               $10,525,000
                  March, 1998                                  $10,750,000
                  June, 1998                                   $10,975,000
                  September, 1998                              $11,200,000
                  December, 1998 and each Fiscal               $12,600,000
                  Quarter thereafter

                  (b) EBITDA to Interest Expense. Borrower and its Subsidiaries on a consolidated basis shall have, measured for the trailing twelve
         (12) Fiscal Month period ended on the last day of each Fiscal Quarter set forth below, a ratio of (i) EBITDA to (ii) Interest Expense equal to or greater than the ratios set forth opposite each of such periods:

                  Trailing 12 Fiscal
                  Month Period Ended                             Ratio
                  ------------------                             -----

                  September, 1996                              2.20 to 1.00
                  December, 1996                               2.60 to 1.00
                  March, 1997                                  2.75 to 1.00
                  June, 1997                                   2.80 to 1.00
                  September, 1997                              2.80 to 1.00
                  December, 1997 and each Fiscal               4.00 to 1.00
                  Quarter thereafter

                  (c) EBITDA to the sum of Fixed Charges and Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall have, measured for the trailing twelve (12) Fiscal Month period ended on the last day of each Fiscal Quarter set forth below, a ratio of (i) EBITDA to (ii) the sum of (x) Fixed Charges and (y) Capital Expenditures equal to or greater than the ratios set forth opposite each of such periods:

                  Trailing 12 Fiscal
                  Month Period Ended                              Ratio
                  ------------------                              -----

                  September, 1996                              0.85 to 1.00
                  December, 1996                               1.00 to 1.00
                  March, 1997                                  1.05 to 1.00
                  June, 1997                                   1.05 to 1.00
                  September, 1997                              1.05 to 1.00
                  December, 1997 and each Fiscal               1.15 to 1.00
                  Quarter thereafter

                  (d) Consolidated Tangible Net Worth. Borrower, its Subsidiaries on a consolidated basis shall have, measured as of the end of the trailing twelve (12) Fiscal Month period ended on the last day of each Fiscal Quarter set forth below, Tangible Net Worth equal to or greater than the amounts set forth opposite each of such dates:

                  Trailing 12 Fiscal
                  Month Period Ended                               Amount
                  ------------------                               ------

                  September, 1996                               ($5,654,000)
                  December, 1996                                ($5,076,000)
                  March, 1997                                   ($4,700,000)
                  June, 1997                                    ($4,400,000)
                  September, 1997                               ($4,000,000)
                  December, 1997                                ($3,236,000)
                  March, 1998                                   ($2,464,000)
                  June, 1998                                    ($1,690,000)
                  September, 1998                               ($  921,000)
                  December, 1998                                ($  150,000)
                  March, 1999                                    $        0
                  June, 1999                                     $  100,000
                  September, 1999                                $  200,000
                  December, 1999                                 $  300,000
                  March, 2000                                    $  400,000
                  June, 2000                                     $  500,000
                  September, 2000 and each Fiscal                $  600,000
                  Quarter thereafter

                  (e) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures that exceed in the aggregate $3,000,000 during any Fiscal Year.

                  (f) Notwithstanding anything contained in the Agreement or any other Loan Document to the contrary, for purposes of calculating compliance with (i) clauses (a), (b) and (c) above, in calculating EBITDA for any period of determination there shall be included therein non-cash ESOP and 401K expenses for such period, as reflected on the books of Borrower in accordance with GAAP, (ii) clauses (c) and (e) above, in calculating Capital Expenditures for any period of determination there shall be excluded therefrom Capital Expenditures made during such period pursuant to Section 1.5(d) of the Agreement, and (iii) clause (d) above, in calculating Tangible Net Worth for any period of determination there shall be excluded therefrom any write-downs taken by Borrower or its Subsidiaries with respect to machinery or equipment used to manufacture Inventory consisting of popcorn containers, to the extent properly classified as such on the consolidated financial statements of Borrower and its Subsidiaries in accordance with GAAP.

                                     ANNEX L
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                                NOTICE ADDRESSES*

                  (a)      If to Borrower:

                           Bagcraft Corporation of America
                           3900 West 43rd Street
                           Chicago, Illinois 60632
                           Attention:  Chief Financial Officer
                           Telecopy No.:  (773) 254-5216

                                    With copies to:

                                    Kwiatt, Silverman and Ruben, Ltd.
                                    500 North Central Avenue
                                    Northfield, Illinois  60093
                                    Attention:  Philip E. Ruben
                                    Telecopy No.:  (847) 441-7696

                  (b)      If to Agent or GE Capital:

                           General Electric Capital Corporation
                           Commercial Finance, Inc.
                           201 High Ridge Road
                           Stamford, CT 06927-5100
                           Attention:  Vice President, Portfolio
                           Telecopy No.:  (203) 316-7893

                                    With copies to:

                                    General Electric Capital Corporation
                                    201 High Ridge Road
                                    Stamford, Connecticut 06927-5100
                                    Attention:  Corporate Counsel
                                    Telecopy No.: (203) 316-7889

                                    Winston & Strawn
                                    35 West Wacker Drive
                                    Chicago, Illinois 60601
                                    Attention: David G. Crumbaugh
                                    Telecopy No.:  (312) 558-5700

          * Each Loan Document in which a notice address appears for Agent or Borrower is hereby amended as set forth above.

                                    EXHIBIT A
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                   FORM OF NOTICE OF REVOLVING CREDIT ADVANCE


                  Reference is made to that certain Amended and Restated Credit Agreement dated as of December 30, 1996 by and among the undersigned ("Borrower"), General Electric Capital Corporation ("Agent") and all Lenders named therein (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

                  Borrower hereby gives irrevocable notice, pursuant to Section 1.1(a) of the Credit Agreement, of Borrower's request hereby for a Revolving Credit Advance in the aggregate amount of $[___________] to be made on [____________, ____] as a(n) [________] Loan and, in the case of a LIBOR Loan, having an interest period of [_____] month(s).

                  Borrower hereby certifies that all of the statements contained in Section 2.2 of the Credit Agreement and in Section 4 of the Security Agreement are true and correct on the date hereof, and will be true and correct on the date of the Advance(s) requested hereby, before and after giving effect thereto and to the application of the proceeds therefrom.

                  IN WITNESS WHEREOF, Borrower has caused this Notice of Revolving Credit Advance to be executed and delivered by its duly authorized officer as of ____________, ____.


                                        BAGCRAFT CORPORATION OF AMERICA

                                        By:_____________________________

                                        Title:

                                    EXHIBIT B
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                       FORM OF BORROWING BASE CERTIFICATE


                  Reference is made to that certain Credit Agreement dated as of December 30, 1996 by and among the undersigned ("Borrower"), General Electric Capital Corporation ("Agent") and all Lenders named therein (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement. The undersigned, being the chief financial officer or chief executive officer of Borrower, hereby certifies that the Borrowing Base calculated herein is true and correct in all respects and, without limiting the generality of the foregoing, with respect to the information supporting the determination of Eligible Accounts and Eligible Inventory.


1.    Gross Accounts Receivable (per attached Accounts
      Receivable Roll Forward Report)                       $----------

2.    Less:  Accounts Receivable Ineligibles
      a)  Over 60 Days Past Due                             -----------
      b)  50% Rule Account                                  -----------
      c)  Credit Balances Over 60 Days                      -----------
      d)  Foreign Accounts                                  -----------
      e)  Government Accounts                               -----------
      f)  Contra Accounts                                   -----------
      g)  Freight Claims Receivable                         -----------
      h)  Customers in Bankruptcy                           -----------
      i)  Additional Sales Accrual                          -----------
      j)  Miscellaneous Sales                               -----------
      k)  Other                                             -----------

3.    Total Ineligible Accounts Receivable                  $----------

4.    Total Eligible Accounts Receivable                    $----------

5.    85% of Eligible Accounts Receivable                             $---------

6.    Total Inventory per G/L Inventory Record              $----------

7.    Less:  Inventory under min./max. contracts            $----------

8.    Less:  Inventory Ineligibles

      a)  Raw Materials/In-transit other than goods
          insured and shipped F.O.B. shipping point on
          Bagcraft operated vehicles or common carriers
          directed by Bagcraft                              -----------

      b)  Cartons other than those not customized and in
          complete packages or sets                         -----------
      c)  Raw Materials - Roll Press                        -----------
      d)  Raw Materials - Pre Printed                       -----------
      e)  Work-in-Process                                   -----------
      f)  Finished Goods - Roll Press                       -----------
      g)  Reserve for Deficit Adjustment                    -----------
      h)  Excess/Obsolete Inventory not covered under
          min./max. contracts                               -----------
      i)  Reserve for Cost Conversion Factor                -----------
      j)  Other                                             -----------

9.    Total Inventory Ineligibles (excluding Inventory
      covered under min/max contracts)                      $----------

10.   Total Eligible Inventory (excluding Inventory
      covered under min/max contracts)                      $----------

11.   55% of Eligible Inventory (excluding Inventory
      covered under min/max contracts)                                $---------
12.   Common carrier shipping charges                                 $---------

13.   Total Inventory covered under min/max contracts       $----------

14.   Less:  Inventory Ineligibles
      a)  4 Digit Excess/Obsolete Inventory under
          min/max contracts                                 $----------
      b)  Other                                             $----------

15.   Total Ineligible Inventory for inventory covered
      under min/max contracts                               $----------

16.   Total Eligible Inventory for inventory covered
      under min/max contracts                               $----------

17.   60% of Eligible Inventory covered under min/max
      contracts                                                       $---------

18.   Loan value of collateral (line 5 plus line 11 less line
      12 plus line 17)                                      $----------

19.   Outstanding Revolving Credit Loan                     $----------

20.   Reserves                                              $----------

21.   Letter of Credit obligations                          $----------

22.   Collateral Availability (line 18 less lines 19, 20,
      and 21)                                                         $---------

23.   Maximum Revolving Credit Loan                        $18,000,000

24.   Unused Revolving Credit Loan (line 23, less lines
      19, 20 and 21)                                                  $---------

25.   Loan Formula (lesser of line 22 or line 24)                     $---------



          IN WITNESS WHEREOF, the undersigned duly authorized officer of Borrower has executed and delivered this Borrowing Base Certificate as of ____________, ____.


                                 BAGCRAFT CORPORATION OF AMERICA

                                 By:__________________________

                                 Title:_______________________

                                    EXHIBIT C
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

               FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE


                                                       Chicago, Illinois
$__________.00                                         ___________, ____


          FOR VALUE RECEIVED, the undersigned, BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of _________________________________ ("Lender"), at the address of General Electric
Capital Corporation, as Agent for Lenders, 201 High Ridge Road, Stamford, CT 06927-5100, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ________ MILLION DOLLARS AND NO CENTS
($__________.00) or, if less, the aggregate unpaid amount of all Revolving Credit Loans under the "Credit Agreement" (as hereinafter defined). Capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Credit Agreement and Schedule A thereof.

          This Amended and Restated Revolving Credit Note (this "Note") is issued pursuant to that certain Amended and Restated Credit Agreement, dated as of December 30, 1996, by and between Borrower, GE Capital, as Agent, and the Lenders named therein (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the loans evidenced hereby were made and are to be repaid.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Credit Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of any Event of Default, this Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          THIS NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

          This Note is issued in replacement of the Revolving Credit Note dated December 17, 1993 and not in repayment of the Obligations evidenced thereby, which Obligations are continuing and evidenced by this Note.


                                             BAGCRAFT CORPORATION OF AMERICA

                                             By:____________________________

                                             Title:_________________________

                                    EXHIBIT D
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                   FORM OF AMENDED AND RESTATED TERM LOAN NOTE


                                                            Chicago, Illinois
$__________.00                                              ___________, ____


                                       FOR  VALUE  RECEIVED,   the  undersigned,
BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of __________________________________ ("Lender"), at the address of General Electric Capital Corporation, as Agent for Lenders, 201 High Ridge Road, Stamford, CT 06927-5100, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ______ MILLION DOLLARS AND NO CENTS ($__________.00). Capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Credit Agreement (as hereinafter defined) and Schedule A thereof.

                                        This Amended and Restated Term Loan Note
(this "Note") is issued pursuant to that certain Amended and Restated Credit Agreement, dated as of December 30, 1996, by and between Borrower, GE Capital, as Agent, and the Lenders named therein (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the loan evidenced hereby was made and is to be repaid.

                                       The principal amount  of the indebtedness
evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Credit Agreement.

                                       If any payment on  this  Note becomes due
and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                                       Upon  and  after  the  occurrence  of any
Event of Default, this Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                                       Demand, presentment,  protest and  notice
 of nonpayment and protest are hereby waived by Borrower.

                                       THIS NOTE  HAS  BEEN EXECUTED,  DELIVERED
AND ACCEPTED AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

                                       This Note is issued in replacement of the
Term Loan A Note dated December 17, 1993 and not in repayment of the Obligations evidenced thereby, which Obligations are continuing and evidenced by this Note.



                                       BAGCRAFT CORPORATION OF AMERICA

                                       By:_____________________________

                                       Title:__________________________

                                    EXHIBIT E
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                  FORM OF NOTICE OF CAPITAL EXPENDITURE ADVANCE


                                       Reference is made to that certain Amended
and Restated Credit Agreement dated as of December 30, 1996 by and among the undersigned ("Borrower"), General Electric Capital Corporation ("Agent") and all Lenders named therein (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.
                                       Borrower hereby gives irrevocable notice,
pursuant to Section 1.3(a) of the Credit Agreement, of Borrower's request hereby for a Capital Expenditure Advance in the aggregate amount of $[___________] to be made on [____________, ____] as a(n) [________] Loan and, in the case of a
LIBOR Loan, having an interest period of [_____] month(s).

                                       Borrower hereby certifies that all of the
statements  contained  in Sections  2.2 and 2.3 of the Credit  Agreement  and in
Section 4 of the Security Agreement are true and correct on the date hereof, and will be true and correct on the date of the Advance requested hereby, before and after giving effect thereto and to the application of the proceeds therefrom.


                                       IN WITNESS WHEREOF,  Borrower  has caused
this Notice of Capital Expenditure Advance to be executed and delivered by its duly authorized officer as of ________, _____.



                                       BAGCRAFT CORPORATION OF AMERICA



                                       By:____________________________



                                       Title:_________________________

                                    EXHIBIT F
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

           FORM OF CAPITAL EXPENDITURE ADVANCE COMPLIANCE CERTIFICATE


                                       Reference is made to that certain Amended
and Restated Credit Agreement dated as of December 30, 1996 by and among the undersigned ("Borrower"), General Electric Capital Corporation ("Agent") and all Lenders named therein (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

                                       The   undersigned,   being    the   chief
financial officer or chief executive officer of Borrower,  hereby certifies that
(a) the proceeds of the Capital Expenditure Advance (the "Current Advance") requested in connection with the Capital Expenditures to which this certificate relates shall be used solely to fund Capital Expenditures constituting the Hard Cost of Equipment, (b) on the date of the Current Advance, the aggregate amount of the Current Advance and all prior Capital Expenditure Advances shall not exceed the lesser of (i) the Maximum Capital Expenditure Advance Amount or (ii) Capital Expenditure Loan Availability as of such date, (c) after giving effect to the Current Advance, the aggregate principal amount of the Capital Expenditure Advances made during the term of this Agreement shall not exceed the Capital Expenditure Loan Commitment, (d) attached hereto is a description of the nature and amount of Equipment to be acquired in connection with the Current Advance and (e) such Equipment can and shall be used by Borrower in the ordinary course of its business consistent with past practices.

    IN WITNESS WHEREOF, the undersigned duly
authorized   officer  of  Borrower  has  executed  and  delivered  this  Capital
Expenditure Advance Compliance Certificate as of __________, ____.



                                       BAGCRAFT CORPORATION OF AMERICA



                                       By:____________________________



                                       Title:_________________________

                                    EXHIBIT G
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                      FORM OF CAPITAL EXPENDITURE LOAN NOTE


                                                          Chicago, Illinois
$__________.00                                            ___________, ____


                                       FOR  VALUE  RECEIVED,  the   undersigned,
BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of ________________________________ ("Lender"), at the address of General Electric Capital Corporation, as Agent for Lenders, 201 High Ridge Road, Stamford, CT 06927-5100, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ________ MILLION DOLLARS AND NO CENTS ($__________.00) or, if less, the aggregate unpaid amount of all Capital Expenditure Loans under the "Credit Agreement" (as hereinafter defined). Capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Credit Agreement and Schedule A thereof.

                                       This Capital Expenditure Loan Note  (this
"Note") is issued pursuant to that certain Amended and Restated Credit Agreement, dated as of December 30, 1996, by and between Borrower, GE Capital, as Agent, and the Lenders named therein (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the loans evidenced hereby were made and are to be repaid.

                                       The principal amount of  the indebtedness
evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Credit Agreement.

                                       If any payment on  this Note  becomes due
and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                                       Upon  and after  the occurrence  of  any
Event of Default, this Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                                       Demand, presentment, protest  and  notice
of nonpayment and protest are hereby waived by Borrower.

                                       THIS NOTE  HAS  BEEN  EXECUTED, DELIVERED
AND ACCEPTED AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.



                                       BAGCRAFT CORPORATION OF AMERICA



                                       By:____________________________



                                       Title:_________________________

                                    EXHIBIT H
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                    FORM OF NOTICE OF CONVERSION/CONTINUATION


                                       Reference is made to that certain Amended
and Restated Credit Agreement dated as of December 30, 1996 by and among the undersigned ("Borrower"), General Electric Capital Corporation ("Agent") and all Lenders named therein (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

                                       Borrower hereby gives irrevocable notice,
pursuant to Section 1.8(f) of the Credit Agreement, of Borrower's request hereby to:

                                             (a)convert     $[________]of    the
                                        aggregate  outstanding  principal amount
                                        of the [_______] Loan,  bearing interest
                                        at  the  [________]   Rate,   into  a(n)
                                        [________] Loan and, in the case of a LIBOR Loan, having an interest period of [_____] month(s)

                                             (b)continue    $[________]of    the
                                        aggregate outstanding principal amount of the [_______] Loan, bearing interest at the LIBOR Rate, as a LIBOR Loan having an interest period of [_____] month(s)

                                                     Borrower  hereby  certifies
that all of the statements contained in Section 2.2 (and 2.3, in the case of a conversion/continuation of a Capital Expenditure Loan) of the Credit Agreement and in Section 4 of the Security Agreement are true and correct on the date hereof, and will be true and correct on the date of the conversion/continuation requested hereby, before and after giving effect thereto.


                                       IN WITNESS WHEREOF,  Borrower  has caused
this Notice of Conversion/ Continuation to be executed and delivered by its duly authorized officer as of ____________, ____.


                                       BAGCRAFT CORPORATION OF AMERICA


                                       By:____________________________


                                       Title:_________________________